[picture of power lines]

                                                Annual Report September 30, 2000

Oppenheimer
Champion Income Fund



                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


Rising default rates forced yield spreads to widen, causing high yield bonds to underperform U.S. Treasuries.
Several investments in the energy sector paid off handsomely as we identified bonds with favorable risk/reward characteristics.
Quick recognition of increased market risk and a contrarian instinct allowed us to upgrade the average credit quality of the Fund early.

      CONTENTS

 1    President's Letter

 3    An Interview
      with Your Fund's
      Managers

 6    Fund Performance

12    Financial
      Statements

47    Independent
      Auditors' Report

50    Federal
      Income Tax
      Information

51    Officers and
      Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 9/30/00
Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
3.42%         -1.49%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
2.54%         -2.11%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
2.52%         1.59%

                   * See Notes on page 10 for further details.

PRESIDENT'S LETTER

[photo]
James C. Swain
Chairman
Oppenheimer
Champion Income
Fund

Bridget A. Macaskill
President
Oppenheimer
Champion Income
Fund


Dear  Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have


1 | OPPENHEIMER CHAMPION INCOME FUND

PRESIDENT'S LETTER


begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.
     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/James C. Swain            /s/Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
October 20, 2000




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER CHAMPION INCOME FUND

AN INTERVIEW WITH YOU FUND'S MANAGERS

[photo]
Portfolio Management
Team (l to r)
David Negri
Thomas Reedy


Q How did Oppenheimer Champion Income Fund perform during the 12 months that ended September 30, 2000?

A. We are generally pleased with the Fund's performance during what was again a challenging period for high yield bonds. Our ability to carefully balance the risks of our asset class with its potential rewards allowed the Fund's Class A shares to finish within the top quartile of the high current yield funds category for the 1-, 3- and 5-year periods, ended September 30, 2000, as tracked by Lipper Analytical Services.(1)

What were some of the specific challenges faced by the high yield market during the period?
The Federal Reserve's efforts to slow the economy through a series of interest rate increases had a dampening effect on the performance of virtually all fixed income securities, and high yield bonds were no exception. In addition, the Treasury Department's campaign to reduce the national debt by repurchasing 30-year bonds skewed demand toward government bonds--particularly at the long end of the maturity spectrum--often at the expense of other areas of the bond market.
     At the same time, equity markets witnessed a marked increase in volatility during the fiscal year. However, we did not see a corresponding rise in risk aversion that would ordinarily cause investors to add fixed income assets to their portfolios. One reason may be that, as investors continued to view equities as the more attractive opportunity, demand for fixed income sec-urities in general and high yield bonds in particular was muted.
     One of the most notable developments during the period was an increase in default rates among high yield issuers. Simultaneously, recovery rates, or the amount of capital that

1. Source of data: Lipper Analytical Services, Inc., 9/30/00. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested. The Fund's Class A shares were ranked 80 of 350 (1-year), 33 of 209 (3-year), 21 of 126 (5-year) and 15 of 53 (10-year) among high current yield funds for the periods ended 9/30/00.


3 | OPPENHEIMER CHAMPION INCOME FUND

AN INTERVIEW WITH YOU FUND'S MANAGERS


bondholders ultimately recover in the event of a default, declined. These two trends caused the price of high yield bonds to fall and spreads, or differences in yields versus U.S. Treasuries, to widen, placing further pressure on an already unsettled market.

What tactics did you employ to overcome these difficulties?
Within certain high growth industries, such as telecommunications, media and technology, we responded to a dramatic increase in risk by focusing on higher quality companies that are further along in their life cycle. We employed this tactic because banks, as well as stock and bond investors, were becoming far more selective in funding early stage companies. Owing at least in part to our contrarian instincts, we were early in upgrading our portfolio--a strategy that worked to our advantage and was partially responsible for our strong performance.

What industries and sectors contributed most to the Fund's performance? Emerging market bonds registered double-digit gains during the year as developing economies continued to recover from the global financial crisis of 1998. Several sizable investments in the energy sector, where the risk of default was adequately offset by high quality collateral, also aided performance.
     Meanwhile, our relative underweighting in healthcare, particularly companies exposed to the political "hot button" of government reimbursement, continued to work to our advantage. Elsewhere, our early recognition of increased risks borne by theater operators allowed us to escape much of the damage that occurred in the entertainment sector during the year.

What is your outlook for the coming year?
We remain upbeat about the bond market's prospects, primarily because the Federal Reserve's efforts to engineer a soft landing for the U.S. economy appear to have been successful. This is


Average
Annual Total Returns
For the Periods Ended 9/30/00(2)

Class A
1-Year  5-Year 10-Year
--------------------------------
-1.49%  6.28%  10.66%

Class B        Since
1-Year  5-Year Inception
--------------------------------
-2.11%  N/A    6.18%

Class C        Since
1-Year  5-Year Inception
--------------------------------
1.59%   6.49%  6.23%

--------------------------------
Standardized Yields(3)
For the 30 Days Ended 9/30/00
--------------------------------
Class A           11.02%
--------------------------------
Class B           10.79
--------------------------------
Class C           10.78



2. See page 10 for further details.
3. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.


4 | OPPENHEIMER CHAMPION INCOME FUND
particularly true in interest rate sensitive sectors such as construction, manufacturing and housing. Meanwhile, continued productivity gains have worked to offset rising commodity prices and stave off inflation. The combination of these forces has created exactly the kind of moderate growth, low inflation environment in which high yield markets often thrive.
     At the same time, a widening of yield spreads suggests that the market believes the default rate will continue to rise--a pros-pect seemingly at odds with the widely held belief that the economy will achieve sustainable growth of 3 to 5% per year for the near future. Still, we believe this is a fundamentally sound backdrop offering a number of attractive individual opportunities. This is particularly true of the lower quality tiers of the high yield market, which we currently believe offer the best risk/reward tradeoff.
     However, in any environment, we remain committed to combining rigorous fundamental research with detailed, "big picture" economic analysis. That's the approach that has allowed us to perform well during periods of substantial market volatility. It's also the approach that makes Oppenheimer Champion Income Fund part of The Right Way to Invest.


Top Five Holdings By Issuer(5)
------------------------------------------------------------
NTL, Inc.                                              2.4%
------------------------------------------------------------
VoiceStream Wireless Corp.                             2.2
------------------------------------------------------------
Bear Stearns Cos., Inc.                                2.0
------------------------------------------------------------
Nextel Communications, Inc.                            1.8
------------------------------------------------------------
R&B Falcon Corp.                                       1.8



Credit Allocation(4)

[pie chart]

o AA               0.2%
o A                2.4
o BBB              2.0
o BB              13.9
o B               65.0
o CCC              7.9
o CC               0.7
o C                1.1
o Other
  Securities       6.8


4. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 6.95% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
5. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.

5 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE


How has the Fund Performed?
Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer Champion Income Fund performed relatively well, delivering a total return that was on par with the overall market. An acceleration of global growth, led by strong expansion in the United States and a recovery in emerging markets, prompted the Federal Reserve to raise interest rates on five separate occasions. This put a dam-per on financial markets in general and bonds in particular. A dramatic rise in default rates, coupled with investors' reluctance to fund early stage businesses, caused high yield bonds in several fast growing sectors to languish. We recognized the trend early and successfully upgraded the credit quality of the telecommunications, media and technology portions of the portfolio, while repositioning the remainder of the Fund in lower quality securities with attractive return potential. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on October 2, 1995. In the case of Class C shares, perfor-mance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

6 | OPPENHEIMER CHAMPION INCOME FUND

     The Fund's performance is compared to the performance of Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly issued nonconvertible investment-grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed rate corporate bond market. The Merrill Lynch High Yield Master Index is an index of below investment grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market.
     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


7 | OPPENHEIMER CHAMPION INCOME FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                     Oppenheimer Champion        Lehman Brothers          Merrill Lynch
                     Income Fund (Class A)       Corporate Bond Index     High Yield Master Index

09/30/90              9525                       10000                    10000
12/31/90              9559                       10396                     9970
03/31/91             10641                       10840                    11328
06/30/91             11306                       11054                    12026
09/30/91             11965                       11703                    12733
12/31/91             12506                       12320                    13417
03/31/92             13409                       12230                    14429
06/30/92             13832                       12762                    14950
09/30/92             14349                       13408                    15631
12/31/92             14566                       13391                    15853
03/31/93             15694                       14066                    16838
06/30/93             16473                       14536                    17510
09/30/93             16635                       15041                    17955
12/31/93             17537                       15019                    18578
03/31/94             17347                       14490                    18234
06/30/94             17438                       14262                    18023
09/30/94             17569                       14366                    18269
12/31/94             17516                       14428                    18361
03/31/95             18089                       15283                    19469
06/30/95             18872                       16420                    20704
09/30/95             19342                       16807                    21309
12/31/95             20089                       17638                    22017
03/31/96             20683                       17182                    22338
06/30/96             21049                       17259                    22644
09/30/96             21911                       17605                    23528
12/31/96             22781                       18217                    24453
03/31/97             22806                       18034                    24709
06/30/97             23889                       18777                    25882
09/30/97             24969                       19512                    26895
12/31/97             25495                       20081                    27589
03/31/98             26608                       20388                    28358
06/30/98             26562                       20914                    28833
09/30/98             24847                       21672                    27802
12/31/98             25606                       21803                    28600
03/31/99             26738                       21648                    28909
06/30/99             26917                       21309                    29103
09/30/99             26623                       21369                    28739
12/31/99             27290                       21377                    29050
03/31/00             26996                       21682                    28526
06/30/00             27417                       21949                    28705
09/30/00             27533                       22623                    29093


Average Annual Total Return of Class A Shares of the Fund at 9/30/00(1)
1-Year   -1.49%     5-Year   6.28%     10-Year   10.66%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                             Oppenheimer Champion       Lehman Brothers            Merrill Lynch
                             Income Fund (Class B)      Corporate Bond Index       High Yield Master Index


10/02/95                     10000                      10000                      10000
12/31/95                     10353                      10494                      10332
03/31/96                     10634                      10223                      10483
06/30/96                     10800                      10269                      10627
09/30/96                     11220                      10475                      11041
12/31/96                     11643                      10839                      11476
03/31/97                     11634                      10730                      11596
06/30/97                     12164                      11172                      12146
09/30/97                     12690                      11609                      12622
12/31/97                     12930                      11948                      12947
03/31/98                     13470                      12130                      13308
06/30/98                     13424                      12443                      13531
09/30/98                     12532                      12894                      13047
12/31/98                     12890                      12972                      13422
03/31/99                     13436                      12880                      13567
06/30/99                     13500                      12679                      13658
09/30/99                     13329                      12714                      13487
12/31/99                     13626                      12719                      13633
03/31/00                     13464                      12900                      13387
06/30/00                     13636                      13059                      13471
09/30/00                     13491                      13460                      13653





Average Annual Total Return of Class B Shares of the Fund at 9/30/00(1)
1-Year   -2.11%     Life   6.18%


1. See page 10 for further details.

8 | OPPENHEIMER CHAMPION INCOME FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                  Oppenheimer Champion       Lehman Brothers            Merrill Lynch
                                  Income Fund (Class C)      Corporate Bond Index       High Yield Master Index

12/01/93                          10000                      10000                      10000
12/31/93                          10210                      10058                      10100
03/31/94                          10024                       9704                       9913
06/30/94                          10057                       9552                       9798
09/30/94                          10111                       9622                       9932
12/31/94                          10053                       9663                       9982
03/31/95                          10362                      10235                      10585
06/30/95                          10790                      10997                      11256
09/30/95                          11038                      11256                      11585
12/31/95                          11443                      11813                      11970
03/31/96                          11750                      11507                      12144
06/30/96                          11945                      11559                      12311
09/30/96                          12411                      11791                      12791
12/31/96                          12880                      12200                      13294
03/31/97                          12870                      12078                      13434
06/30/97                          13457                      12575                      14071
09/30/97                          14039                      13068                      14622
12/31/97                          14312                      13449                      14999
03/31/98                          14900                      13654                      15417
06/30/98                          14850                      14007                      15676
09/30/98                          13864                      14514                      15115
12/31/98                          14259                      14602                      15549
03/31/99                          14863                      14498                      15717
06/30/99                          14934                      14271                      15822
09/30/99                          14744                      14312                      15625
12/31/99                          15072                      14317                      15793
03/31/00                          14893                      14521                      15509
06/30/00                          15084                      14700                      15606
09/30/00                          15115                      15151                      15817



Average Annual Total Return of Class C Shares of the Fund at 9/30/00(1)
1-Year   1.59%     5-Year   6.49%     Life   6.23%



The performance information for both indices in the graphs begins on 9/30/90 for Class A, on 9/30/95 for Class B and on 11/30/93 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER CHAMPION INCOME FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at
1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/16/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER CHAMPION INCOME FUND

Financials






11 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
=====================================================================================================================
 Asset-Backed Securities--0.1%

 NC Finance Trust, Collateralized Mtg. Obligations,
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                             $1,604,664          $ 1,496,350
---------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII,
 Commercial Mtg. Pass-Through Certificates,
 Series 1998-1A, 5%, 11/25/27(1)                                                         133,345              127,553
                                                                                                          -----------
 Total Asset-Backed Securities (Cost $1,725,635)                                                            1,623,903

=====================================================================================================================
 Corporate Loans--0.3%

 Telergy, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 6.66%, 12/22/01(1,2) (Cost $3,921,060)                                     4,000,000            4,000,000

=====================================================================================================================
 Mortgage-Backed Obligations--1.6%

 AMRESCO Commercial Mortgage Funding I Corp.,
 Multiclass Mtg. Pass-Through Certificates,
 Series 1997-C1, Cl. H, 7%, 6/17/29(1)                                                   360,000              272,405
---------------------------------------------------------------------------------------------------------------------
 Asset Securitization Corp., Commercial Mtg
 Pass-Through Certificates:
 Series 1997-D4, Cl. B3, 7.525%, 4/14/29(2)                                            1,500,000            1,008,398
 Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                                3,800,000            1,815,391
---------------------------------------------------------------------------------------------------------------------
 CBA Mortgage Corp., Mtg. Pass-Through Certificates,
 Series 1993-C1, Cl. E, 6.72%, 12/25/03(1,2)                                             622,000              573,212
---------------------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg
 Pass-Through Certificates, Series 1997, Cl. E, 8.104%, 2/25/11(1,2)                   4,000,000            2,900,000
---------------------------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Commercial Mtg. Pass-Through Certificates,
 Series 1997-C2, Cl. F, 7.50%, 9/18/15                                                 3,400,000            2,637,125
---------------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., Commercial Mortgage Securities, Inc.,
 Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29                 2,000,000            1,202,500
---------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Asset Management, Sub. Collateralized
 Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11(1)                                2,000,000            1,920,000
---------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
 Series 1997-RR, Cl. D, 7.771%, 4/30/39(1,2)                                           2,000,107            1,530,707
 Series 1997-RR, Cl. F, 7.771%, 4/30/39(1,2)                                           5,000,269            2,929,845
 Series 1997-XL1, Cl. G, 7.695%, 10/3/30(1,2)                                          1,200,000            1,016,250
---------------------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(1,2)                              600,000              501,375
---------------------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1994-C2, Cl. E, 8%, 4/25/25                                                      409,830              404,132
 Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                   146,968              135,820
---------------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial
 Mtg. Pass-Through Certificates, Series 1996-C1, Cl. E, 8.875%, 1/20/28(2)               704,000              649,000
---------------------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
 Series 1999-1, 10%, 8/25/28                                                           3,455,770            3,127,473
                                                                                                          -----------
 Total Mortgage-Backed Obligations (Cost $27,597,009)                                                      22,623,633


12 | OPPENHEIMER CHAMPION INCOME FUND

                                                                                       Principal            Market Value
                                                                                          Amount              See Note 1
========================================================================================================================
 Foreign Government Obligations--0.1%

 Panama (Republic of) Past Due Interest Debs., 7.75%, 7/17/16(2)                  $    2,309,403             $ 1,841,749
------------------------------------------------------------------------------------------------------------------------
 Perusahaan Listr Nts., 17%, 8/21/01 [IDR]                                         1,000,000,000                 114,672
------------------------------------------------------------------------------------------------------------------------
 PT Hutama Karya Medium-Term Nts.,
 Zero Coupon, 3/17/19991,3,4 [IDR]                                                 1,000,000,000                  31,339
                                                                                                             -----------
 Total Foreign Government Obligations (Cost $2,528,919)                                                        1,987,760

========================================================================================================================
 Loan Participations--1.1%

 Bank Rakyat Loan Participation Nts.:
 Series 3 yr., 10.094%, 8/25/01(1,2)                                                   2,000,000               1,850,000
 Series 4 yr., 10.344%, 8/25/02(1,2)                                                     500,000                 429,375
------------------------------------------------------------------------------------------------------------------------
 Shoshone Partners Loan Trust Sr. Nts., 8.461%, 4/28/02
 (representing a basket of reference loans and a total return
 swap between Chase Manhattan Bank and the Trust)(1,2)                                16,600,000              13,188,593
                                                                                                             -----------
 Total Loan Participations (Cost $18,902,929)                                                                 15,467,968

========================================================================================================================
 Corporate Bonds and Notes--83.5%
------------------------------------------------------------------------------------------------------------------------
 Aerospace/Defense--1.2%
 BE Aerospace, Inc., 9.50% Sr. Unsec. Sub. Nts., 11/1/08                               4,000,000               3,960,000
------------------------------------------------------------------------------------------------------------------------
 Constellation Finance LLC, 9.80% Airline Receivable
 Asset-Backed Nts., Series 1997-1, 1/1/01(1)                                           3,500,000               3,360,000
------------------------------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
 Series B, 9/30/08                                                                     3,450,000               3,225,750
------------------------------------------------------------------------------------------------------------------------
 Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                                 5,750,000               4,686,250
------------------------------------------------------------------------------------------------------------------------
 Pegasus Aircraft Lease Securitization Trust Sr. Nts.,
 Series 1997-A, Cl. B, 11.76%, 6/15/04(1)                                              1,524,512               1,561,101
------------------------------------------------------------------------------------------------------------------------
 SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07(1)             1,000,000                 980,000
                                                                                                             -----------
                                                                                                              17,773,101

------------------------------------------------------------------------------------------------------------------------
 Air Transportation--0.4%
 Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                                 5,400,000               5,049,000
------------------------------------------------------------------------------------------------------------------------
 Chemicals--3.4%
 Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                         4,000,000               3,960,000
------------------------------------------------------------------------------------------------------------------------
 ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07                            2,000,000                 520,000
------------------------------------------------------------------------------------------------------------------------
 Georgia Gulf Corp., 10.375% Sr. Unsec. Sub. Nts., 11/1/07                             2,400,000               2,424,000
------------------------------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc:
 10.125% Sr. Unsec. Sub. Nts., 7/1/09                                                  3,000,000               2,958,750
 10.125% Sr. Unsec. Sub. Nts., 7/1/09 [EUR]                                            4,000,000               3,539,884
 Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(5)                               10,000,000               3,250,000
------------------------------------------------------------------------------------------------------------------------
 Lyondell Chemical Co.:
 9.625% Sr. Sec. Nts., Series A, 5/1/07                                                3,700,000               3,621,375
 9.875% Sec. Nts., Series B, 5/1/07                                                    4,575,000               4,477,781
 10.875% Sr. Sub. Nts., 5/1/09                                                         2,350,000               2,282,437


13 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                    Principal         Market Value
                                                                                       Amount           See Note 1
------------------------------------------------------------------------------------------------------------------
 Chemicals Continued
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                              $ 8,000,000          $ 8,120,000
------------------------------------------------------------------------------------------------------------------
 PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(1)                              50,000               25,000
------------------------------------------------------------------------------------------------------------------
 Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07                        4,000,000            2,140,000
------------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07                     2,400,000            1,860,000
------------------------------------------------------------------------------------------------------------------
 Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                                2,500,000            1,937,500
------------------------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                               6,000,000            4,230,000
 12.375% Sr. Sec. Nts., Series B, 7/15/06                                           2,700,000            2,740,500
                                                                                                       -----------
                                                                                                        48,087,227

------------------------------------------------------------------------------------------------------------------
 Computer Services--0.0%
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
 Series B, 8/1/05(1)                                                                  802,000              549,370
------------------------------------------------------------------------------------------------------------------
 Consumer Durables--0.5%
 Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08            2,288,000            2,196,480
------------------------------------------------------------------------------------------------------------------
 Holmes Products Corp.:
 9.875% Sr. Sub. Nts., Series C, 11/15/07                                           1,000,000              595,000
 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07                                    2,575,000            1,532,125
------------------------------------------------------------------------------------------------------------------
 Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08                        2,200,000              671,000
------------------------------------------------------------------------------------------------------------------
 TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(1)                         1,865,000            1,989,776
                                                                                                       -----------
                                                                                                         6,984,381
------------------------------------------------------------------------------------------------------------------
 Consumer Non-Durables--1.3%
 AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(1,6)                         1,350,000              546,750
------------------------------------------------------------------------------------------------------------------
 AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                          2,800,000            2,240,000
------------------------------------------------------------------------------------------------------------------
 Bell Sports, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 8/15/08                     4,400,000            4,466,000
------------------------------------------------------------------------------------------------------------------
 Fruit of the Loom, Inc., 8.875% Sr. Unsec. Nts., 4/15/06(1,3)                      3,500,000              367,500
------------------------------------------------------------------------------------------------------------------
 Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08(1,3)         4,300,000              451,500
------------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                               5,800,000            4,234,000
------------------------------------------------------------------------------------------------------------------
 Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                6,000,000            5,910,000
------------------------------------------------------------------------------------------------------------------
 Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(3)                  2,815,000              239,275
                                                                                                       -----------
                                                                                                        18,455,025

------------------------------------------------------------------------------------------------------------------
 Energy--5.1%
 Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                                2,000,000            1,725,000
------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.:
 9.125% Sr. Unsec. Nts., 4/15/06                                                    3,330,000            3,255,075
 9.625% Sr. Unsec. Nts., Series B, 5/1/05                                           5,000,000            4,987,500
------------------------------------------------------------------------------------------------------------------
 Clark Refinancing & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                6,000,000            4,230,000
------------------------------------------------------------------------------------------------------------------
 Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                 1,250,000            1,156,250
------------------------------------------------------------------------------------------------------------------
 Empresa Electrica del Norte Grande SA, 10.50% Sr. Debs., 6/15/05(1)                3,800,000              959,500
------------------------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                      5,500,000            5,610,000
------------------------------------------------------------------------------------------------------------------
 Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05                  10,000,000           10,525,000
------------------------------------------------------------------------------------------------------------------
 Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08                  1,985,000            1,220,775


14 | OPPENHEIMER CHAMPION INCOME FUND


                                                                                       Principal            Market Value
                                                                                          Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------
 Energy Continued
 Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09                                   $    2,150,000             $ 2,279,000
------------------------------------------------------------------------------------------------------------------------
 Nuevo Energy Co., 9.375% Sr. Sub. Nts., 10/1/10(7)                                    2,800,000               2,796,500
------------------------------------------------------------------------------------------------------------------------
 Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                     3,650,000               3,303,250
------------------------------------------------------------------------------------------------------------------------
 Parker Drilling Co., 9.75% Sr. Unsec. Nts., Series D, 11/15/06                        1,500,000               1,503,750
------------------------------------------------------------------------------------------------------------------------
 Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                            1,330,000               1,288,437
------------------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp., 12.25% Sr. Unsec. Nts., 3/15/06                                     5,750,000               6,648,437
------------------------------------------------------------------------------------------------------------------------
 RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                     8,720,000               6,627,200
------------------------------------------------------------------------------------------------------------------------
 RBF Finance Co.:
 11% Sr. Sec. Nts., 3/15/06                                                            5,000,000               5,750,000
 11.375% Sr. Sec. Nts., 3/15/09                                                        2,000,000               2,312,500
------------------------------------------------------------------------------------------------------------------------
 Statia Terminals International NV/Statia Terminals (Canada), Inc.,
 11.75% First Mtg. Nts., Series B, 11/15/03                                            1,050,000               1,061,812
------------------------------------------------------------------------------------------------------------------------
 Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                      2,905,000               2,846,900
------------------------------------------------------------------------------------------------------------------------
 Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(6)            2,350,000               1,827,125
                                                                                                             -----------
                                                                                                              71,914,011

------------------------------------------------------------------------------------------------------------------------
 Financial--1.1%
 AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05                             4,000,000               1,780,000
------------------------------------------------------------------------------------------------------------------------
 ASAT Finance LLC, Units (each unit consists of $1,000 principal amount of 12.50% Sr. Nts., 11/1/06 and one warrant to purchase
 shares of common stock)(7,8)                                                          1,377,777               1,649,889
------------------------------------------------------------------------------------------------------------------------
 Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                  578,000                 476,850
------------------------------------------------------------------------------------------------------------------------
 LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07                               2,500,000               2,687,500
------------------------------------------------------------------------------------------------------------------------
 Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03
 (Litigation Certificates)(1,3,4)                                                        600,000                      --
------------------------------------------------------------------------------------------------------------------------
 Parametric RE Ltd., 11.341% Nts., 11/19/07(2,7)                                         600,000                 613,500
------------------------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa, 24% Nts., 6/19/03(3,4) [IDR]                            6,314,400,000                  93,547
------------------------------------------------------------------------------------------------------------------------
 Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts.,
 Series B, 4/1/08                                                                      8,800,000               7,590,000
------------------------------------------------------------------------------------------------------------------------
 Veritas Capital Trust, 10% Nts., 1/1/28                                               1,700,000                 854,250
                                                                                                             -----------
                                                                                                              15,745,536

------------------------------------------------------------------------------------------------------------------------
 Food & Drug--0.7%
 Family Restaurants, Inc.:
 9.75% Sr. Nts., 2/1/02                                                                6,690,000               1,438,350
 10.875% Sr. Sub. Disc. Nts., 2/1/04                                                     400,000                  74,000
------------------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                          5,000,000               4,025,000
------------------------------------------------------------------------------------------------------------------------
 Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                    1,600,000               1,552,000
------------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc.:
 10.75% Jr. Sub. Deferred Coupon Nts., 11/1/03(3,4)                                    1,000,000                  45,000
 11.625% Sub. Nts., 6/15/02(3,4)                                                       2,000,000                 490,000
 12.625% Sub. Nts., 6/15/023                                                           5,210,000               1,276,450
------------------------------------------------------------------------------------------------------------------------
 Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                1,260,000               1,328,197
                                                                                                             -----------
                                                                                                              10,228,997


15 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                       Principal         Market Value
                                                                                          Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------
 Food/Tobacco--2.0%

 Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                            $3,000,000          $ 2,310,000
---------------------------------------------------------------------------------------------------------------------
 Canandaigua Brands, Inc., 8.50% Sr. Unsec. Sub. Nts., 3/1/09                          1,500,000            1,473,750
---------------------------------------------------------------------------------------------------------------------
 Cott Corp., 9.375% Sr. Nts., 7/1/05                                                   3,885,000            3,797,587
---------------------------------------------------------------------------------------------------------------------
 Del Monte Foods Co., 0%/12.50% Sr. Disc. Nts., Series B, 12/15/07(6)                  2,251,000            1,733,270
---------------------------------------------------------------------------------------------------------------------
 International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                        4,655,000            5,004,125
---------------------------------------------------------------------------------------------------------------------
 Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                           8,065,000            7,056,875
---------------------------------------------------------------------------------------------------------------------
 Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07                4,025,000            3,159,625
---------------------------------------------------------------------------------------------------------------------
 Triarc Consumer Products Group LLC/Triac Beverage
 Holdings Corp., 10.25% Sr. Sub. Nts., 2/15/09                                         3,250,000            3,631,875
                                                                                                          -----------
                                                                                                           28,167,107

---------------------------------------------------------------------------------------------------------------------
 Forest Products/Containers--1.9%
 American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(1,3,4)                1,500,000              121,875
---------------------------------------------------------------------------------------------------------------------
 Ball Corp.:
 7.75% Sr. Unsec. Nts., 8/1/06                                                         1,500,000            1,466,250
 8.25% Sr. Unsec. Sub. Nts., 8/1/08                                                    2,100,000            2,044,875
---------------------------------------------------------------------------------------------------------------------
 Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07                     1,500,000            1,027,500
---------------------------------------------------------------------------------------------------------------------
 Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                       1,750,000            1,780,625
---------------------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc.:
 9% First Priority Sr. Sec. Nts., 6/1/04                                               1,100,000            1,141,250
 10.625% Second Priority Sr. Sec. Nts., 4/15/05                                        4,000,000            4,140,000
---------------------------------------------------------------------------------------------------------------------
 Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                        4,550,000            4,578,437
---------------------------------------------------------------------------------------------------------------------
 SD Warren Co., 14% Unsec. Nts., 12/15/06(9)                                           5,946,703            6,556,240
 U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06(1)                            800,000              852,000
---------------------------------------------------------------------------------------------------------------------
 U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                    4,085,000            3,696,925
                                                                                                          -----------
                                                                                                           27,405,977

---------------------------------------------------------------------------------------------------------------------
 Gaming/Leisure--5.0%
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(1,3,4)               7,500                   --
---------------------------------------------------------------------------------------------------------------------
 Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                       2,100,000            1,984,500
---------------------------------------------------------------------------------------------------------------------
 Coast Hotel & Casinos, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/09                       1,750,000            1,736,875
---------------------------------------------------------------------------------------------------------------------
 Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09                        4,000,000            3,880,000
---------------------------------------------------------------------------------------------------------------------
 HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                               5,000,000            4,775,000
---------------------------------------------------------------------------------------------------------------------
 Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                  3,600,000            3,753,000
---------------------------------------------------------------------------------------------------------------------
 Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                   3,500,000            3,631,250
---------------------------------------------------------------------------------------------------------------------
 Horseshoe Gaming LLC:
 9.375% Sr. Sub. Nts., 6/15/07                                                         5,895,000            5,909,737
 9.375% Sr. Sub. Nts., 6/15/07                                                         3,000,000            2,955,000
---------------------------------------------------------------------------------------------------------------------
 Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                              6,995,000            7,029,975
---------------------------------------------------------------------------------------------------------------------
 Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06                                          3,725,000            3,594,625
---------------------------------------------------------------------------------------------------------------------
 Mandalay Resort Group, 10.25% Sr. Sub. Nts., 8/1/07(7)                                8,000,000            8,290,000


16 | OPPENHEIMER CHAMPION INCOME FUND

                                                                                     Principal         Market Value
                                                                                        Amount           See Note 1
-------------------------------------------------------------------------------------------------------------------
 Gaming/Leisure Continued
 Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07                   $ 2,000,000          $ 1,885,000
-------------------------------------------------------------------------------------------------------------------
 Mohegan Tribal Gaming Authority, 8.75% Sr. Unsec. Sub. Nts., 1/1/09                 4,800,000            4,776,000
-------------------------------------------------------------------------------------------------------------------
 Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1,3,4)                                   3,900,000                   --
-------------------------------------------------------------------------------------------------------------------
 Premier Parks, Inc.:
 0%/10% Sr. Disc. Nts., 4/1/08(6)                                                    1,970,000            1,324,825
 9.25% Sr. Nts., 4/1/06                                                              1,595,000            1,495,312
 9.75% Sr. Nts., 6/15/07                                                             3,750,000            3,525,000
-------------------------------------------------------------------------------------------------------------------
 Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06                              1,900,000            1,795,500
-------------------------------------------------------------------------------------------------------------------
 Station Casinos, Inc.:
 9.75% Sr. Sub. Nts., 4/15/07                                                        3,400,000            3,408,500
 9.875% Sr. Sub. Nts., 7/1/10(7)                                                     1,700,000            1,712,750
 10.125% Sr. Sub. Nts., 3/15/06                                                      3,000,000            3,015,000
                                                                                                        -----------
                                                                                                         70,477,849

-------------------------------------------------------------------------------------------------------------------
 Healthcare--2.3%
 Charles River Laboratories, Inc., 13.50% Sr. Sub. Nts., Series B, 10/1/09           2,925,000            3,319,875
-------------------------------------------------------------------------------------------------------------------
 Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08(1)                     4,350,000            4,121,625
-------------------------------------------------------------------------------------------------------------------
 ICN Pharmaceutical, Inc.:
 8.75% Sr. Nts., 11/15/08(7)                                                         3,000,000            3,007,500
 9.75% Sr. Nts., 11/15/08(7)                                                         3,345,000            3,353,362
-------------------------------------------------------------------------------------------------------------------
 King Pharmaceuticals, Inc., 10.75% Sr. Unsec. Sub. Nts., 2/15/09                    4,500,000            4,770,000
-------------------------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08                           6,250,000            4,187,500
-------------------------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc., 11% Sr. Unsec. Nts., 5/15/05                             1,750,000            1,846,250
-------------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp.:
 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08                                      1,000,000              962,500
 8.625% Sr. Sub. Nts., 1/15/07                                                       2,500,000            2,487,500
 9.25% Sr. Nts., 9/1/10(7)                                                           2,000,000            2,100,000
-------------------------------------------------------------------------------------------------------------------
 Unilab Finance Corp., 12.75% Sr. Sub. Nts., 10/1/09                                 2,000,000            2,170,000
                                                                                                        -----------
                                                                                                         32,326,112

-------------------------------------------------------------------------------------------------------------------
 Housing--1.8%
 Building Materials Corp. of America, 8.625% Sr. Nts.,
 Series B, 12/15/06                                                                  3,100,000            2,061,500
-------------------------------------------------------------------------------------------------------------------
 D.R. Horton, Inc.:
 8% Sr. Nts., 2/1/09                                                                 3,500,000            3,228,750
 9.75% Sr. Sub. Nts., 9/15/10                                                        3,800,000            3,705,000
-------------------------------------------------------------------------------------------------------------------
 Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                2,000,000            1,900,000
-------------------------------------------------------------------------------------------------------------------
 Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                       3,000,000            1,515,000
 Nortek, Inc.:
 9.125% Sr. Unsec. Nts., Series B, 9/1/07                                            5,840,000            5,548,000
 9.25% Sr. Nts., Series B, 3/15/07                                                   4,070,000            3,876,675
-------------------------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                     6,200,000            3,999,000
                                                                                                        -----------
                                                                                                         25,833,925


17 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
---------------------------------------------------------------------------------------------------------------------
 Information Technology--4.0%
 Amkor Technologies, Inc.:
 9.25% Sr. Unsec. Nts., 5/1/06                                                      $ 6,000,000           $ 5,985,000
 10.50% Sr. Unsec. Sub. Nts., 5/1/09                                                  5,000,000             5,093,750
---------------------------------------------------------------------------------------------------------------------
 Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09            5,000,000             4,625,000
---------------------------------------------------------------------------------------------------------------------
 Chippac International Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09            2,750,000             2,928,750
---------------------------------------------------------------------------------------------------------------------
 Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                                 1,925,000             1,896,125
---------------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                           2,150,000             1,663,562
---------------------------------------------------------------------------------------------------------------------
 EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07(7)                              21,000,000            21,000,000
---------------------------------------------------------------------------------------------------------------------
 Fairchild Semiconductor International, Inc.,
 10.375% Sr. Unsec. Nts., 10/1/07                                                     5,275,000             5,360,719
---------------------------------------------------------------------------------------------------------------------
 Fisher Scientific International, Inc.:
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                      4,190,000             3,886,225
 9% Sr. Unsec. Sub. Nts., 2/1/08                                                        910,000               844,025
---------------------------------------------------------------------------------------------------------------------
 Flextronics International Ltd., 9.875% Sr. Sub. Nts., 7/1/10(7)                      3,750,000             3,871,875
                                                                                                          -----------
                                                                                                           57,155,031

---------------------------------------------------------------------------------------------------------------------
 Manufacturing--2.4%
 Actuant Corp., 13% Sr. Sub. Nts., 5/1/09(7)                                          4,200,000             4,294,500
---------------------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                              4,500,000             4,612,500
---------------------------------------------------------------------------------------------------------------------
 Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07                                   1,125,000               376,875
---------------------------------------------------------------------------------------------------------------------
 Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                   1,500,000             1,237,500
---------------------------------------------------------------------------------------------------------------------
 Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08                                     7,243,000               887,267
---------------------------------------------------------------------------------------------------------------------
 Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07                   2,000,000             1,520,000
---------------------------------------------------------------------------------------------------------------------
 Insilco Corp., 12% Sr. Sub. Nts., 8/15/07                                            6,500,000             6,459,375
---------------------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05               3,720,000             3,757,200
---------------------------------------------------------------------------------------------------------------------
 Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                   3,000,000             2,835,000
---------------------------------------------------------------------------------------------------------------------
 Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08                           1,000,000               260,000
---------------------------------------------------------------------------------------------------------------------
 Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07                             2,100,000             1,879,500
---------------------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts.,
 Series B, 6/15/07                                                                    3,385,000             3,114,200
---------------------------------------------------------------------------------------------------------------------
 Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                           2,000,000             1,830,000
---------------------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)                                1,075,000             1,015,875
                                                                                                          -----------
                                                                                                           34,079,792

---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Broadcasting--1.5%
 Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08                1,000,000               940,000
---------------------------------------------------------------------------------------------------------------------
 AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06(9)                    463,800               524,094
---------------------------------------------------------------------------------------------------------------------
 Citadel Broadcasting Co., 9.25% Sr. Unsec. Sub. Nts., 11/15/08                       1,500,000             1,500,000
---------------------------------------------------------------------------------------------------------------------
 Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                            2,400,000             2,052,000
---------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
 Series B, 3/15/09                                                                    5,000,000             4,775,000
---------------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                          2,500,000             2,562,500


18 | OPPENHEIMER CHAMPION INCOME FUND


                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Broadcasting Continued
 Radio One, Inc., 12% Sr. Sub. Nts., Series B, 5/15/04(2)                           $ 1,000,000          $  1,055,000
---------------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc., 9% Sr. Unsec. Sub. Nts., 7/15/07                     1,000,000               950,000
---------------------------------------------------------------------------------------------------------------------
 Spanish Broadcasting System, Inc., 9.625% Sr. Sub. Nts., 11/1/09                     5,000,000             4,987,500
---------------------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                              2,650,000             2,517,500
                                                                                                         ------------
                                                                                                           21,863,594

---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Cable/Wireless Video--7.2%
 Adelphia Communications Corp.:
 7.875% Sr. Unsec. Nts., 5/1/09                                                       1,640,000             1,379,650
 8.125% Sr. Nts., Series B, 7/15/03                                                   6,000,000             5,610,000
 9.375% Sr. Nts., 11/15/09                                                            2,800,000             2,551,500
 10.875% Unsec. Sr. Nts., 10/1/10                                                     2,500,000             2,462,500
---------------------------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter
 Communications Holdings Capital Corp.:
 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(6)                                           13,000,000             7,637,500
 8.25% Sr. Unsec. Nts., 4/1/07                                                        2,000,000             1,822,500
 8.625% Sr. Unsec. Nts., 4/1/09                                                       1,750,000             1,579,375
---------------------------------------------------------------------------------------------------------------------
 Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10                                    2,500,000             2,150,000
---------------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 9.875% Sr. Sub. Nts., 5/15/06                                    1,000,000             1,027,500
---------------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc,
 0%/10.75% Sr. Disc. Nts., 2/15/07(6)                                                 1,800,000             1,359,000
---------------------------------------------------------------------------------------------------------------------
 Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(1)                                       800,000               732,000
---------------------------------------------------------------------------------------------------------------------
 Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(6)                   2,000,000               910,000
---------------------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                  12,200,000            12,017,000
---------------------------------------------------------------------------------------------------------------------
 EchoStar I Bonds, 8.25%, 2/26/01(1)                                                    208,369               208,370
---------------------------------------------------------------------------------------------------------------------
 EchoStar II Sinking Fund Bonds, 8.25%, 11/9/01(1)                                      440,796               440,796
---------------------------------------------------------------------------------------------------------------------
 Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                    2,000,000             2,025,000
---------------------------------------------------------------------------------------------------------------------
 NTL Communications Corp.:
 0%/12.375% Sr. Unsec. Nts., Series B, 10/1/08(6)                                     9,000,000             5,625,000
 9.875% Sr. Nts., 11/15/09(7) [EUR]                                                   5,200,000             4,084,210
 11.50% Sr. Unsec. Nts., Series B, 10/1/08                                            5,000,000             4,850,000
---------------------------------------------------------------------------------------------------------------------
 NTL, Inc.:
 0%/9.75% Sr. Nts., Series B, 4/15/09(6) [GBP]                                       16,125,000            12,278,019
 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(6) [GBP]                          3,765,000             3,395,597
 10% Sr. Nts., Series B, 2/15/07                                                      2,940,000             2,704,800
---------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc:
 0%/9.25% Sr. Disc. Nts., 4/15/09(6)                                                  8,000,000             4,300,000
 0%/9.875% Sr. Nts., 4/15/09(6,7) [GBP]                                               7,200,000             5,402,439
 11.25% Sr. Nts., 11/1/08                                                             4,910,000             4,787,250
---------------------------------------------------------------------------------------------------------------------
 United International Holdings, Inc., 0%/10.75% Sr. Disc. Nts.,
 Series B, 2/15/08(6)                                                                 5,510,000             3,801,900
---------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, 10.875% Sr. Unsec. Nts.,
 Series B, 8/1/09                                                                     7,900,000             6,754,500
                                                                                                         ------------
                                                                                                          101,896,406

19 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Diversified Media--3.0%
 Ackerley Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 1/15/09                   $ 5,250,000           $ 4,974,375
---------------------------------------------------------------------------------------------------------------------
 AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                          9,600,000             4,464,000
---------------------------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 2/1/09(3,4)              7,500,000             2,100,000
---------------------------------------------------------------------------------------------------------------------
 IPC Magazines Group plc:
 0%/10.75% Bonds, 3/15/08(1,6) [GBP]                                                  3,800,000             3,539,529
 9.625% Bonds, 3/15/08 [GBP]                                                          3,450,000             4,539,734
---------------------------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc.:
 9.125% Sr. Unsec. Sub. Nts., 12/1/08                                                 7,350,000             7,754,250
 9.125% Sr. Unsec. Sub. Nts., Series B, 2/1/08                                        3,900,000             4,114,500
---------------------------------------------------------------------------------------------------------------------
 TV Guide, Inc., 8.125% Sr. Unsec. Sub. Nts., 3/1/09                                  2,500,000             2,534,375
---------------------------------------------------------------------------------------------------------------------
 World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                         1,500,000             1,400,876
---------------------------------------------------------------------------------------------------------------------
 WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
 12.75% Sr. Sub. Nts., 11/15/09                                                       6,500,000             5,955,625
---------------------------------------------------------------------------------------------------------------------
 Ziff Davis Media, Inc., 12% Sr. Sub. Nts., 7/15/10(7)                                  600,000               597,000
                                                                                                          -----------
                                                                                                           41,974,264

---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications--14.3%
 360networks, Inc.:
 12% Sr. Unsec. Sub. Nts., 8/1/09                                                       500,000               447,500
 13% Sr. Unsec. Nts., 5/1/08                                                          2,400,000             2,196,000
 13% Sr. Unsec. Nts., 5/1/08(7) [EUR]                                                 3,000,000             2,533,393
---------------------------------------------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                        5,100,000             3,442,500
---------------------------------------------------------------------------------------------------------------------
 Colo.com, Units (each unit consists of $1,000 principal amount of 13.875% Sr. Nts., 3/15/10 and one warrant to purchase
 19.9718 shares of common stock at $.01 per share)(7,8)                               3,300,000             3,382,500
---------------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc:
 0%/12% Sr. Unsec. Disc. Nts., 12/15/06(6)                                            3,185,000             2,914,275
 7.625% Bonds, 7/31/08 [DEM]                                                          7,725,000             3,163,215
 8.875% Sr. Nts., 11/30/07 [DEM]                                                      1,880,000               827,077
 10.125% Sr. Nts., 11/30/07 [GBP]                                                     2,330,000             3,479,354
---------------------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(6)                1,350,000             1,302,750
---------------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07                           2,225,000             2,236,125
---------------------------------------------------------------------------------------------------------------------
 Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts., 3/15/08(6)               4,200,000             1,953,000
---------------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(6)             10,665,000            10,078,425
---------------------------------------------------------------------------------------------------------------------
 Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07                                          5,000,000             4,018,750
---------------------------------------------------------------------------------------------------------------------
 ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09 [EUR]                2,000,000             2,176,422
---------------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc.:
 10.75% Sr. Nts., 12/15/09(7) [EUR]                                                   4,000,000             3,274,075
 10.75% Sr. Unsec. Sub. Nts., 12/15/09                                                1,000,000               975,000
 11.25% Sr. Nts., 7/1/08                                                              5,255,000             5,241,863
---------------------------------------------------------------------------------------------------------------------
 FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(6)                   1,750,000               393,750
---------------------------------------------------------------------------------------------------------------------
 FLAG Telecom Holdings Ltd.:
 11.625% Sr. Nts., 3/30/10(1) [EUR]                                                   1,000,000               758,950
 11.625% Sr. Unsec. Nts., 3/30/10                                                     1,000,000               860,000
---------------------------------------------------------------------------------------------------------------------
 Focal Communications Corp.:
 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(6)                                         1,800,000               855,000
 11.875% Sr. Unsec. Nts., Series B, 1/15/10                                           4,500,000             3,442,500


20 | OPPENHEIMER CHAMPION INCOME FUND


                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 Global Crossing Holdings Ltd., 9.625% Sr. Unsec. Nts., 5/15/08                     $ 6,825,000            $6,859,125
---------------------------------------------------------------------------------------------------------------------
 Global Telesystems Group, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(7) [EUR]            3,150,000             1,216,195
---------------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(6)                                        7,800,000             5,265,000
 8.50% Sr. Nts., Series B, 1/15/08                                                    1,200,000             1,155,000
 8.60% Sr. Unsec. Nts., Series B, 6/1/08                                                800,000               772,000
 8.875% Sr. Nts., 11/1/07                                                             2,690,000             2,582,400
---------------------------------------------------------------------------------------------------------------------
 Jazztel plc, 13.25% Sr. Nts., 12/15/09(7) [EUR]                                      7,000,000             5,127,325
---------------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc.:
 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(6)                                          8,600,000             3,483,000
 13.50% Sr. Unsec. Nts., 5/15/09                                                      1,300,000               903,500
---------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.:
 0%/10.50% Sr. Disc. Nts., 12/1/08(6)                                                10,000,000             5,950,000
 9.125% Sr. Unsec. Nts., 5/1/08                                                       2,700,000             2,349,000
 11% Sr. Unsec. Nts., 3/15/08                                                         3,000,000             2,880,000
 11.25% Sr. Unsec. Nts., 3/15/10                                                      2,500,000             2,400,000
---------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc.:
 8.125% Sr. Unsec. Nts., 2/15/09                                                      2,800,000             2,429,000
 8.375% Sr. Nts., 3/15/08                                                               600,000               528,000
---------------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09                                                               4,750,000             4,465,000
 10% Sr. Unsec. Nts., Series B, 11/15/08                                              6,000,000             5,640,000
---------------------------------------------------------------------------------------------------------------------
 Metromedia International Group, Inc.,
 0%/10.50% Sr. Unsec. Disc. Nts., 9/30/07(6)                                          5,349,602             2,487,565
---------------------------------------------------------------------------------------------------------------------
 MGC Communications, Inc./Mpower Holding Corp.:
 13% Sr. Nts., 4/1/10(7)                                                              6,200,000             4,185,000
 13% Sr. Unsec. Nts., 4/1/10                                                            500,000               337,500
---------------------------------------------------------------------------------------------------------------------
 Netia Holdings BV:
 0%/11% Sr. Disc. Nts., 11/1/07(6) [DEM]                                              2,000,000               622,677
 0%/11.25% Sr. Disc. Nts., Series B, 11/1/07(6)                                       3,570,000             2,356,200
 13.125% Sr. Nts., Series B, 6/15/09                                                  5,220,000             4,437,000
---------------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc.:
 9% Sr. Nts., 3/15/08                                                                 1,700,000             1,453,500
 9.625% Sr. Nts., 10/1/07                                                             4,773,000             4,331,498
 10.75% Sr. Unsec. Nts., 11/15/08                                                     5,700,000             5,301,000
---------------------------------------------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10                         4,000,000             4,020,000
---------------------------------------------------------------------------------------------------------------------
 NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(6)                    2,055,000             1,258,688
---------------------------------------------------------------------------------------------------------------------
 OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(3)                                      5,000,000             3,175,000
---------------------------------------------------------------------------------------------------------------------
 Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1,3)                              4,000,000               650,000
---------------------------------------------------------------------------------------------------------------------
 PSINet, Inc.:
 10% Sr. Unsec. Nts., Series B, 2/15/05                                                 500,000               327,500
 10.50% Sr. Nts., 12/1/06(7) [EUR]                                                    7,000,000             4,015,375
 10.50% Sr. Unsec. Nts., 12/1/06                                                      1,000,000               655,000
 11% Sr. Nts., 8/1/09                                                                 1,000,000               655,000
---------------------------------------------------------------------------------------------------------------------
 Qwest Communications International, Inc.,
 0%/9.47% Sr. Disc. Nts., 10/15/07(6)                                                 2,000,000             1,752,108
---------------------------------------------------------------------------------------------------------------------
 RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                          2,200,000             1,573,000


21 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Telecommunications Continued
 Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., Series B, 2/15/10               $ 2,000,000          $  1,330,000
---------------------------------------------------------------------------------------------------------------------
 RSL Communications plc:
 10.50% Sr. Unsec. Nts., 11/5/08                                                      4,000,000               980,000
 12.875% Sr. Unsec. Nts., 3/1/10(7)                                                   3,300,000               990,000
---------------------------------------------------------------------------------------------------------------------
 Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09(7) [EUR]                                  6,000,000             5,017,013
---------------------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(6)                      5,525,000             5,317,813
---------------------------------------------------------------------------------------------------------------------
 Telewest Finance (Jersey) Ltd., 6% Cv. Sr. Bonds, 7/7/05(7)                            500,000               378,438
---------------------------------------------------------------------------------------------------------------------
 Teligent, Inc., 11.50% Sr. Nts., 12/1/07                                             2,000,000               910,000
---------------------------------------------------------------------------------------------------------------------
 Time Warner Telecom LLC, 9.75% Sr. Nts., 7/15/08                                     3,950,000             3,614,250
---------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV:
 0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(6)                               4,800,000             2,292,000
 10.875% Sr. Nts., 8/1/09 [EUR]                                                         250,000               189,186
 10.875% Sr. Unsec. Nts., Series B, 11/1/07                                           1,000,000               875,000
---------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, 11.25% Sr. Nts., 11/1/09(7) [EUR]               3,000,000             2,300,016
---------------------------------------------------------------------------------------------------------------------
 Versatel Telecom International NV:
 11.25% Sr. Nts., 3/30/107 [EUR]                                                      1,800,000             1,381,995
 11.875% Sr. Nts., 7/15/09                                                            3,200,000             2,784,000
 11.875% Sr. Nts., 7/15/09 [EUR]                                                      1,000,000               776,600
---------------------------------------------------------------------------------------------------------------------
 Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08                                          3,200,000             1,488,000
---------------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05(6)                  5,745,000             2,613,975
---------------------------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc., 11.70% Sr. Unsec. Nts., 8/1/08(7)              10,000,000             9,600,000
---------------------------------------------------------------------------------------------------------------------
 Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(7)                            2,850,000             2,080,500
---------------------------------------------------------------------------------------------------------------------
                                                                                                          202,469,366

---------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications--12.4%
 AirGate PCS, Inc., 0%/13.50% Sr. Sub. Disc. Nts., 10/1/09(6)                         2,400,000             1,458,000
---------------------------------------------------------------------------------------------------------------------
 Alamosa PCS Holdings, Inc., 0%/12.875% Sr. Unsec. Disc. Nts., 2/15/10(6)               800,000               436,000
---------------------------------------------------------------------------------------------------------------------
 Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07                                     700,000               486,500
---------------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(1,3,4,6)           4,749,000               356,175
---------------------------------------------------------------------------------------------------------------------
 Centennial Cellular Corp., 10.75% Sr. Sub. Nts., 12/15/08                            3,200,000             3,144,000
---------------------------------------------------------------------------------------------------------------------
 CFW Communications Co., Units (each unit consists of
 $1,000 principal amount of 13% Sr. Nts., 8/15/10 and one warrant
 to purchase 1.8 shares of common stock at $47.58 per share)(7,8)                     4,500,000             4,207,500
---------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.:
 0%/10.375% Sr. Disc. Nts., 5/15/11(6)                                                5,800,000             3,784,500
 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(6)                                        5,635,000             4,423,475
 9% Sr. Nts., 5/15/11                                                                 2,700,000             2,578,500
 10.75% Sr. Nts., 8/1/11                                                              5,000,000             5,162,500
---------------------------------------------------------------------------------------------------------------------
 CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(6)                      2,525,000             1,294,063
---------------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc., 11.25% Sr. Nts., 7/15/10(7)                            10,000,000            10,075,000
---------------------------------------------------------------------------------------------------------------------
 Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(3,4)                     1,665,000                    --
---------------------------------------------------------------------------------------------------------------------
 Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10                                         8,300,000             5,934,500
---------------------------------------------------------------------------------------------------------------------
 Horizon PCS, Inc., Units (each unit consists of $1,000 principal amount of 0%/14% Sr. Disc. Nts., 10/1/05 and one warrant to purchase
 12.9 shares of Cl. A common stock at $5.88 per share)(6,7,8)                         6,700,000             3,450,500


22 | OPPENHEIMER CHAMPION INCOME FUND



                                                                                       Principal          Market Value
                                                                                          Amount            See Note 1
----------------------------------------------------------------------------------------------------------------------
 Media/Entertainment: Wireless Communications Continued
 ICO Global Communications (Holdings) Ltd., Units (each unit consists of $1,000 principal amount of 15% Sr. Nts., 8/1/05 and
 one warrant to purchase 19.85 shares of common stock)(1,3,4,8)                      $ 1,325,000          $    795,000
----------------------------------------------------------------------------------------------------------------------
 IPCS, Inc., Units (each unit consists of $1,000 principal amount of 0%/14% Sr. Disc. Nts., 7/15/10 and one warrant to purchase
 2,971,830 shares of common stock)(6,7,8)                                              3,600,000             1,998,000
----------------------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/107                          2,000,000             1,570,000
----------------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                            3,500,000             2,520,000
----------------------------------------------------------------------------------------------------------------------
 Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08(1)                  3,335,000             2,918,125
----------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.:
 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(6) [CAD]                                4,405,000             2,247,001
 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(6)                                               5,500,000             3,973,750
 0%/14% Sr. Disc. Nts., Series B, 6/1/06(6)                                            3,300,000             3,184,500
----------------------------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(6)               2,000,000             1,730,000
----------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc.:
 0%/9.75% Sr. Disc. Nts., 10/31/07(6)                                                  1,000,000               787,500
 0%/9.95% Sr. Disc. Nts., 2/15/08(6)                                                   2,950,000             2,264,125
 0%/10.65% Sr. Disc. Nts., 9/15/07(6)                                                  9,000,000             7,402,500
 9.375% Sr. Unsec. Nts., 11/15/09                                                      6,700,000             6,566,000
----------------------------------------------------------------------------------------------------------------------
 Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(7)                                         11,900,000            13,328,000
----------------------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp.,
 14% Sr. Nts., 8/15/04(1,3)                                                            2,890,000               447,950
----------------------------------------------------------------------------------------------------------------------
 Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(1,6)                   3,315,000             1,143,675
----------------------------------------------------------------------------------------------------------------------
 Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(6)                     6,445,000             4,672,625
----------------------------------------------------------------------------------------------------------------------
 Polska Telefoniz Cyfrowa International Financial II SA,
 11.25% Sr. Sub. Nts., 12/1/09 [EUR]                                                   2,200,000             1,892,963
----------------------------------------------------------------------------------------------------------------------
 Price Communications Wireless, Inc.:
 9.125% Sr. Sec. Nts., Series B, 12/15/06                                              3,500,000             3,552,500
 11.75% Sr. Sub. Nts., 7/15/07(1)                                                      3,650,000             3,923,750
----------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                         3,000,000             2,880,000
----------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(6)                    10,435,000             7,774,075
----------------------------------------------------------------------------------------------------------------------
 Spectrasite Holdings, Inc.:
 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(6)                                           4,500,000             2,475,000
 0%/12% Sr. Disc. Nts., 7/15/08(6)                                                     4,100,000             2,726,500
 10.75% Sr. Nts., 3/15/10(7)                                                           2,500,000             2,375,000
----------------------------------------------------------------------------------------------------------------------
 Telecorp PCS, Inc.:
 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(6)                                     2,000,000             1,365,000
 10.625% Sr. Sub. Nts., 7/15/10(7)                                                     5,400,000             5,481,000
----------------------------------------------------------------------------------------------------------------------
 Tritel PCS, Inc., 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(6)                    3,400,000             2,312,000
----------------------------------------------------------------------------------------------------------------------
 Triton PCS, Inc., 0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(6)                        2,500,000             1,887,500
----------------------------------------------------------------------------------------------------------------------
 US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts.,
 Series B, 11/1/09(6)                                                                  9,500,000             5,130,000
----------------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                        25,236,104            27,381,173
----------------------------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc., 10.875% Sr. Unsec. Nts., 10/1/09                 1,000,000               920,000
                                                                                                          ------------
                                                                                                           176,416,425


23 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                      Principal         Market Value
                                                                                         Amount           See Note 1
--------------------------------------------------------------------------------------------------------------------
 Metals/Minerals--2.2%
 AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(7)                             $ 2,500,000          $   162,500
--------------------------------------------------------------------------------------------------------------------
 AK Steel Corp.:
 7.875% Sr. Unsec. Nts., 2/15/09                                                      4,000,000            3,600,000
 9.125% Sr. Nts., 12/15/06                                                            2,275,000            2,218,125
--------------------------------------------------------------------------------------------------------------------
 California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09           2,800,000            2,562,000
--------------------------------------------------------------------------------------------------------------------
 Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07                             2,325,000            1,476,375
--------------------------------------------------------------------------------------------------------------------
 Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                    2,700,000            2,119,500
--------------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08                   750,000              543,750
--------------------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                       5,500,000            5,087,500
--------------------------------------------------------------------------------------------------------------------
 Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(6)                       6,100,000            1,250,500
--------------------------------------------------------------------------------------------------------------------
 Metallurg, Inc., 11% Sr. Nts., 12/1/07                                               5,745,000            4,624,725
--------------------------------------------------------------------------------------------------------------------
 National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                      4,500,000            2,677,500
--------------------------------------------------------------------------------------------------------------------
 P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                     5,000,000            4,875,000
--------------------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC/RTI Capital Corp.,
 13.75% Sr. Sec. Nts., 7/15/09                                                        3,000,000              555,000
                                                                                                         -----------
                                                                                                          31,752,475

--------------------------------------------------------------------------------------------------------------------
 Paper--0.8%
 Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                       7,200,000            4,860,000
--------------------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc., 11.50% Sr. Sec. Nts., 6/1/04                              1,750,000            1,951,250
--------------------------------------------------------------------------------------------------------------------
 Riverwood International Corp., 10.875% Sr. Sub. Nts., 4/1/08                         4,450,000            4,094,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,905,250

--------------------------------------------------------------------------------------------------------------------
 Retail--0.8%
 Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(6)                           11,000,000            5,830,000
--------------------------------------------------------------------------------------------------------------------
 Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08(1)            2,000,000              850,000
--------------------------------------------------------------------------------------------------------------------
 Finlay Enterprises, Inc., 9% Debs., 5/1/08                                           3,500,000            3,202,500
--------------------------------------------------------------------------------------------------------------------
 Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                                   1,025,000              948,125
                                                                                                         -----------
                                                                                                          10,830,625

--------------------------------------------------------------------------------------------------------------------
 Service--4.2%
 Allied Waste North America, Inc.:
 7.625% Sr. Nts., Series B, 1/1/06                                                    2,700,000            2,430,000
 7.875% Sr. Unsec. Nts., Series B, 1/1/09                                             4,000,000            3,510,000
 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                           6,700,000            5,879,250
--------------------------------------------------------------------------------------------------------------------
 American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts.,
 Series B, 10/15/08                                                                   4,500,000            4,511,250
--------------------------------------------------------------------------------------------------------------------
 AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(6)                                750,000               78,750
--------------------------------------------------------------------------------------------------------------------
 Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08(1)                                  1,675,000              619,750
--------------------------------------------------------------------------------------------------------------------
 Brand Scaffold Service, Inc., 10.25% Unsec. Sr. Nts., 2/15/08                        4,000,000            3,620,000
--------------------------------------------------------------------------------------------------------------------
 Coinstar, Inc., 13% Sr. Disc. Nts., 10/1/06                                          1,000,000            1,020,000
--------------------------------------------------------------------------------------------------------------------
 Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07(1)                         1,080,000              507,600


24 | OPPENHEIMER CHAMPION INCOME FUND



                                                                                      Principal         Market Value
                                                                                         Amount           See Note 1
--------------------------------------------------------------------------------------------------------------------
 Service Continued
 Integrated Electric Services, Inc., 9.375% Sr. Sub. Nts., Series B, 2/1/09          $2,400,000          $ 2,178,000
--------------------------------------------------------------------------------------------------------------------
 IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09                        3,150,000            2,772,000
--------------------------------------------------------------------------------------------------------------------
 Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                      6,000,000            5,580,000
--------------------------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                              3,270,000            3,364,013
--------------------------------------------------------------------------------------------------------------------
 Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(1)                     7,500,000            5,700,000
--------------------------------------------------------------------------------------------------------------------
 Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05                                5,000,000            3,537,500
--------------------------------------------------------------------------------------------------------------------
 Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B, 11/15/09                   3,300,000            3,432,000
--------------------------------------------------------------------------------------------------------------------
 United Rentals, Inc.:
 9% Sr. Unsec. Sub. Nts., Series B, 4/1/09                                            1,000,000              900,000
 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09                                        5,750,000            5,232,500
--------------------------------------------------------------------------------------------------------------------
 URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                    4,000,000            4,120,000
                                                                                                         -----------
                                                                                                          58,992,613

--------------------------------------------------------------------------------------------------------------------
 Transportation--3.2%
 America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                 2,000,000            1,930,000
--------------------------------------------------------------------------------------------------------------------
 Amtran, Inc., 9.625% Nts., 12/15/05(1)                                               1,800,000            1,656,000
--------------------------------------------------------------------------------------------------------------------
 Atlas Air, Inc.:
 9.375% Sr. Unsec. Nts., 11/15/06                                                     4,750,000            4,767,813
 10.75% Sr. Nts., 8/1/05                                                                 60,000               62,400
--------------------------------------------------------------------------------------------------------------------
 Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06                                   6,000,000            4,350,000
--------------------------------------------------------------------------------------------------------------------
 Collins & Aikman Products Co., 11.50% Sr. Unsec. Sub. Nts., 4/15/06(10)              1,250,000            1,206,250
--------------------------------------------------------------------------------------------------------------------
 Dura Operating Corp.:
 9% Sr. Sub. Nts., Series B, 5/1/09                                                   5,200,000            4,472,000
 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                                             2,200,000            1,786,180
--------------------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                3,245,000            3,204,438
--------------------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                         3,785,000            3,633,600
--------------------------------------------------------------------------------------------------------------------
 HDA Parts System, Inc., 12% Sr. Sub. Nts., 8/1/05                                    2,000,000            1,337,500
--------------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.675% first priority ship mtg. Sr. Sec. Nts., 7/15/05 and
 one warrant to purchase five shares of common stock)(1,2,8)                          3,500,000            1,837,500
--------------------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority
 Ship Mtg. Nts., 6/30/07(7)                                                           3,800,000            1,805,000
--------------------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts.,
 Series D, 6/15/07                                                                    3,000,000            2,655,000
--------------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc.:
 11.50% Sr. Sec. Nts., 12/15/04                                                       4,500,000            3,150,000
 14% Lease Equipment Trust, 7/2/08(1)                                                   983,532              816,332
--------------------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp.,
 13.375% Sr. Disc. Nts., Series B, 12/15/03                                           5,491,000            5,573,365
--------------------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust 1, Asset-Backed Securities,
 Series 1993-A, 10.50%, 12/1/11(1)                                                      842,043              507,331
                                                                                                         -----------
                                                                                                          44,750,709



25 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                 Principal         Market Value
                                                                                    Amount           See Note 1
---------------------------------------------------------------------------------------------------------------
 Utility--0.8%
 AES Corp. (The), 9.375% Sr. Unsec. Nts., 9/15/10                               $4,000,000       $    4,080,000
---------------------------------------------------------------------------------------------------------------
 AES Drax Energy Ltd.:
 11.25% Sr. Sec. Bonds, 8/30/10(7) [GBP]                                         2,000,000            3,097,458
 11.50% Sr. Sec. Bonds, 8/30/10(7)                                               1,250,000            1,328,125
---------------------------------------------------------------------------------------------------------------
 Azurix Corp., 10.75% Sr. Nts., 2/15/10(7)                                       1,500,000            1,387,500
---------------------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11              2,000,000            2,128,344
---------------------------------------------------------------------------------------------------------------
                                                                                                     12,021,427
                                                                                                 --------------
 Total Corporate Bonds and Notes (Cost $1,347,051,939)                                            1,184,105,595

                                                                                    Shares
===============================================================================================================
 Preferred Stocks--5.8%

 AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1,9)                         106,418              452,276
---------------------------------------------------------------------------------------------------------------
 BankUnited Capital Trust, 10.25% Capital Securities, Non-Vtg.(1)                  750,000              607,500
---------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A(1,9,10)                                                  196,698            4,917,450
---------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp., 7% Cv., Non-Vtg.(4)                                       84,475            5,195,212
---------------------------------------------------------------------------------------------------------------
 Concentric Network Corp., 13.50% Sr. Redeemable
 Exchangeable, Series B, Non-Vtg.(9)                                                 2,861            2,267,342
---------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc., 11.125% Cum., Series M(9)                                       6,643              705,819
---------------------------------------------------------------------------------------------------------------
 Doane Products Co., 14.25% Exchangeable, Non-Vtg.(1,4)                            100,000            4,025,000
---------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp.:
 12.25% Sr. Exchangeable, Non-Vtg.(9)                                                3,383            3,027,785
 13% Sr. Exchangeable, Non-Vtg.(9)                                                   8,224            7,853,920
---------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(1,9)                    677              116,782
---------------------------------------------------------------------------------------------------------------
 Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
 Series B, Non-Vtg.(1,4)                                                            15,000              266,250
---------------------------------------------------------------------------------------------------------------
 Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(4,7)                             49,409              124,017
---------------------------------------------------------------------------------------------------------------
 Fidelity Federal Bank, l2% Non-Cum. Exchangeable,
 Series A, Non-Vtg.(1)                                                                  30                  457
---------------------------------------------------------------------------------------------------------------
 Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable(9)                          20,000            2,045,000
---------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(9)                                3,727               83,857
---------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc.:
 7% Cv.(7)                                                                         200,000            4,775,000
 13.50% Exchangeable, Series B9                                                      2,779            2,674,788
---------------------------------------------------------------------------------------------------------------
 International Utility Structures, Inc.:
 13%, Non-Vtg.(7,9)                                                                     82               51,865
 Units (each unit consists of $1,000 principal amount of
 13% sr. exchangeable preferred stock and one warrant
 to purchase 30 shares of common stock)(1,8,9)                                         300              210,750
---------------------------------------------------------------------------------------------------------------
 Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(9)        30,310                3,789
---------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(9)            5,482            5,276,425
---------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc., 14% Cum., Non-Vtg.(9)                              118,768            5,255,484
---------------------------------------------------------------------------------------------------------------
 Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(9)                364            3,539,900
---------------------------------------------------------------------------------------------------------------
 PRIMEDIA, Inc.:
 8.625% Exchangeable, Series H, Non-Vtg                                             54,950            4,629,538
 9.20% Exchangeable, Series F, Non-Vtg                                              22,500            2,008,125


26 | OPPENHEIMER CHAMPION INCOME FUND



                                                                                                          Market Value
                                                                                           Shares           See Note 1

 Preferred Stocks Continued
======================================================================================================================
 R&B Falcon Corp., 13.875% Cum., Non-Vtg.(9)                                               10,000          $12,825,000
----------------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(1,9)                            5,817            5,249,843
----------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc.:
 13.75% Cum. Nts., Series B, 3/15/09, Non-Vtg.(9)                                             100              402,500
 13.75% Exchangeable(7)                                                                        29              116,725
----------------------------------------------------------------------------------------------------------------------
 Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A(1)                         40,500            3,645,000
----------------------------------------------------------------------------------------------------------------------
 Supermarkets General Holdings Corp., $3.52 Exchangeable(4,9)                              22,624                2,828
----------------------------------------------------------------------------------------------------------------------
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.(1,4)                                         506              144,210
                                                                                                           -----------
 Total Preferred Stocks (Cost $97,201,621)                                                                  82,500,437

======================================================================================================================
 Common Stocks--2.0%

 Allegiance Telecom, Inc.(4)                                                               20,000              745,000
----------------------------------------------------------------------------------------------------------------------
 Chesapeake Energy Corp.(1,4)                                                             800,000            4,252,552
----------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp.(4)                                                       20,000              621,250
----------------------------------------------------------------------------------------------------------------------
 D.R. Horton, Inc.                                                                         80,000            1,375,000
----------------------------------------------------------------------------------------------------------------------
 Digex, Inc.(4)                                                                            50,000            2,343,750
----------------------------------------------------------------------------------------------------------------------
 Dobson Communications Corp., Cl. A(4)                                                     40,000              587,500
----------------------------------------------------------------------------------------------------------------------
 ECM Fund, LPI(1,4)                                                                            75               65,719
----------------------------------------------------------------------------------------------------------------------
 Equitable Bag, Inc.(1,4)                                                                   2,261                2,261
----------------------------------------------------------------------------------------------------------------------
 Forcenergy, Inc.(1,4)                                                                    140,000            3,657,500
----------------------------------------------------------------------------------------------------------------------
 Kaufman & Broad Home Corp.                                                                40,000            1,077,500
----------------------------------------------------------------------------------------------------------------------
 Lennar Corp.                                                                              20,000              593,750
----------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc.(4)                                                           10,000              771,250
----------------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc., Cl. A(4)                                                  30,000              729,375
----------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., Cl. A(4)                                                     60,000            2,805,000
----------------------------------------------------------------------------------------------------------------------
 NorthPoint Communications Group, Inc.(4)                                                  50,000              443,750
----------------------------------------------------------------------------------------------------------------------
 OpTel, Inc., Non-Vtg.(1,4)                                                                 3,815                   38
----------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc.(4)                                                                 246,461            3,034,551
----------------------------------------------------------------------------------------------------------------------
 Premier Holdings Ltd.(1,4)                                                               288,828               72,207
----------------------------------------------------------------------------------------------------------------------
 Purina Mills, Inc.(4)                                                                     20,939              204,155
----------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp.(4)                                                               20,000              838,750
----------------------------------------------------------------------------------------------------------------------
 SF Holdings Group, Inc., Cl. C1,4                                                          3,700               18,500
----------------------------------------------------------------------------------------------------------------------
 Siena Holdings, Inc.(4)                                                                   17,058               25,054
----------------------------------------------------------------------------------------------------------------------
 Star Gas Partners LP                                                                       2,139               37,700
----------------------------------------------------------------------------------------------------------------------
 US Unwired, Inc., Cl. A(4)                                                                30,000              285,938
----------------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp.(4)                                                             30,000            3,481,875
----------------------------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc.(4)                                                    20,000              400,000
----------------------------------------------------------------------------------------------------------------------
 WinStar Communications, Inc.(4)                                                           20,000              310,000
----------------------------------------------------------------------------------------------------------------------
 WRC Media Corp.(1,4)                                                                       8,794                   88
                                                                                                           -----------
 Total Common Stocks (Cost $29,121,195)                                                                     28,780,013


27 | OPPENHEIMER CHAMPION INCOME FUND

 STATEMENT OF INVESTMENTS  Continued

                                                                                                   Market Value
                                                                                   Units               See Note 1
=================================================================================================================
 Rights, Warrants and Certificates--0.7%

 Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01                                265              $    19,179
-----------------------------------------------------------------------------------------------------------------
 Becker Gaming, Inc. Wts., Exp. 11/15/00(1)                                       12,500                       --
-----------------------------------------------------------------------------------------------------------------
 CellNet Data Systems, Inc. Wts., Exp. 10/1/07(7)                                  1,649                    1,031
-----------------------------------------------------------------------------------------------------------------
 CGA Group Ltd. Wts., Exp. 6/16/07(1,11)                                         130,000                   39,000
-----------------------------------------------------------------------------------------------------------------
 Charles River Laboratories, Inc. Wts., Exp. 10/1/09(1)                            4,500                   72,000
-----------------------------------------------------------------------------------------------------------------
 Clearnet Communications, Inc. Wts., Exp. 9/15/05                                  1,320                   44,120
-----------------------------------------------------------------------------------------------------------------
 COLT Telecom Group plc, ADR Wts., Exp. 12/31/06                                   3,185                2,643,550
-----------------------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08(1)                               5,000                   61,250
-----------------------------------------------------------------------------------------------------------------
 Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08                                3,450                       --
-----------------------------------------------------------------------------------------------------------------
 Diva Systems Corp. Wts., Exp. 3/1/08(1)                                           6,000                   84,750
-----------------------------------------------------------------------------------------------------------------
 e.spire Communications, Inc. Wts., Exp. 11/1/05(1)                                  725                    2,612
-----------------------------------------------------------------------------------------------------------------
 Equinix, Inc. Wts., Exp. 12/1/07(1)                                               5,000                  750,625
-----------------------------------------------------------------------------------------------------------------
 Golden State Bancorp, Inc. Wts., Exp. 1/1/01                                     58,176                   70,902
-----------------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts.:
 Exp. 1/23/03                                                                     58,503                       --
 Exp. 1/23/03(1)                                                                  30,983                      310
 Exp. 9/1/04                                                                      91,000                       --
 Exp. 5/1/05(1)                                                                   69,612                       --
-----------------------------------------------------------------------------------------------------------------
 Grand Union Co. Wts., Exp. 8/17/03                                                   94                        3
-----------------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                      17,655                    2,350
-----------------------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02                                          1,600                       --
-----------------------------------------------------------------------------------------------------------------
 Insilco Corp. Wts., Exp. 8/15/07(1)                                               3,390                    3,390
-----------------------------------------------------------------------------------------------------------------
 KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1)                                  7,885                   16,267
-----------------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc. Wts., Exp. 4/15/10(1)                           2,000                    5,250
-----------------------------------------------------------------------------------------------------------------
 Long Distance International, Inc. Wts., Exp. 4/13/08(1)                           1,390                      139
-----------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1)                           2,565                   18,276
-----------------------------------------------------------------------------------------------------------------
 Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1)                                 3,200                    1,801
-----------------------------------------------------------------------------------------------------------------
 NEXTLINK Communications, Inc. Wts., Exp. 12/15/07(1)                              2,320                  997,890
-----------------------------------------------------------------------------------------------------------------
 PLD Telekom, Inc. Wts.:
 Exp. 3/31/03(1)                                                                   3,500                      175
 Exp. 3/31/03(1)                                                                     200                       10
 Exp. 6/1/06(1)                                                                    3,500                      175
-----------------------------------------------------------------------------------------------------------------
 Protection One Alarm Monitoring, Inc. Wts.:
 Exp. 11/1/03(1)                                                                  28,000                   49,000
 Exp. 6/30/05(1)                                                                  15,200                    1,520
-----------------------------------------------------------------------------------------------------------------
 R&B Falcon Corp. Wts., Exp. 5/1/09(7)                                             7,800                5,305,950
-----------------------------------------------------------------------------------------------------------------
 Republic Technologies International LLC Wts., Exp. 7/15/09(1)                     3,000                       30
-----------------------------------------------------------------------------------------------------------------
 Rocky Mountain Internet, Inc. Wts., Exp. 7/3/03(1)                               12,145                   15,182
-----------------------------------------------------------------------------------------------------------------
 Telergy, Inc. Wts., Exp. 9/25/10                                                  8,077                       81
-----------------------------------------------------------------------------------------------------------------
 WAM!NET, Inc. Wts., Exp. 3/1/05(1)                                               17,235                  202,511
                                                                                                      -----------
 Total Rights, Warrants and Certificates (Cost $1,433,939)                                             10,409,329



28 | OPPENHEIMER CHAMPION INCOME FUND



                                                                               Principal             Market Value
                                                                                  Amount               See Note 1
=================================================================================================================
 Structured Instruments--2.1%

 Bear Stearns, Inc., High Yield Bond Index Linked Nts.:
 10%, 2/16/01                                                                $14,000,000           $   13,983,200
 10%, 3/14/01                                                                  7,000,000                6,929,300
 10%, 3/14/01(12)                                                              7,000,000                7,000,000
-----------------------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (New York Branch),
 Russian Obligatzii Federal'nogo Zaima Linked Nts.:
 Series 27001, 20.11%, 2/6/02(1,2) [RUR]                                         876,870                   26,516
 Series 27002, 20.11%, 5/22/02(1,2) [RUR]                                      1,611,010                   47,550
 Series 27003, 20.11%, 6/5/02(1,2) [RUR]                                       4,669,220                  137,596
 Series 27003, 20.11%, 6/5/02(1,2) [RUR]                                       3,079,270                   90,742
 Series 27004, 20.11%, 9/18/02(1,2) [RUR]                                      4,231,270                  122,862
 Series 27005, 20.11%, 10/9/02(1,2) [RUR]                                      5,395,610                  153,311
 Series 27006, 20.11%, 1/22/03(1,2) [RUR]                                      6,479,330                  180,303
 Series 27007, 20.11%, 2/5/03(1,2) [RUR]                                       6,965,260                  193,399
 Series 27008, 20.11%, 5/21/03(1,2) [RUR]                                      4,444,570                  121,217
 Series 27009, 20.11%, 6/4/03(1,2) [RUR]                                       4,907,930                  133,695
 Series 27010, 20.11%, 9/17/03(1,2) [RUR]                                      2,744,510                   73,695
 Series 27011, 20.11%, 10/8/03(1,2) [RUR]                                      2,080,350                   54,491
-----------------------------------------------------------------------------------------------------------------
 Russia (Government of) Federal Loan Bonds,
 Series 27010, 20.11%, 9/17/03(1,2) [RUR]                                      1,966,960                   52,817
                                                                                                   --------------
 Total Structured Instruments (Cost $29,227,510)                                                       29,300,694

=================================================================================================================
 Repurchase Agreements--1.3%

 Repurchase agreement with Zion First National Bank, 6.50%,
 dated 9/29/00, to be repurchased at $18,600,070 on 10/2/00, collateralized by U.S. Treasury Bonds, 10.75%, 2/15/03,
 with a value of $2,073,035 and U.S. Treasury Nts., 5.75%-6.375%,
 6/30/01-10/31/02, with a value of $16,902,482 (Cost $18,590,000)             18,590,000               18,590,000
-----------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,577,301,756)                                  98.6%           1,399,389,332
-----------------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                     1.4               19,545,315
                                                                             ------------------------------------
 Net Assets                                                                        100.0%          $1,418,934,647
                                                                             ====================================



29 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF INVESTMENTS  Continued



Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
CAD   Canadian Dollar                    GBP   British Pound Sterling
DEM   German Mark                        IDR   Indonesian Rupiah
EUR   Euro                               RUR   Russian Ruble

1. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Issuer is in default.
4. Non-income-producing security.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $168,895,519 or 11.90% of the Fund's net assets as of September 30, 2000.
8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
9. Interest or dividend is paid in kind.
10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
11. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2000, amounts to $4,956,450. Transactions during the period in which the issuer was an affiliate are as follows:

                                         Shares                                           Shares
                                      Sept. 30,           Gross          Gross         Sept. 30,       Dividend
                                           1999       Additions     Reductions              2000         Income
---------------------------------------------------------------------------------------------------------------
 CGA Group Ltd., Series A               160,595          36,103             --           196,698       $902,660
 CGA Group Ltd. Wts., Exp. 6/16/07      130,000              --             --           130,000             --
                                                                                                       --------
                                                                                                       $902,660
                                                                                                       ========

 12. When-issued security to be delivered and settled after September 30, 2000.

 See accompanying Notes to Financial Statements.


30 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2000


==================================================================================
 Assets

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,572,384,180)                       $1,394,432,882
 Affiliated companies (cost $4,917,576)                                  4,956,450
                                                                    --------------
                                                                     1,399,389,332
----------------------------------------------------------------------------------
 Cash                                                                    7,230,895
----------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                    325,360
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                             32,517,390
 Investments sold                                                        7,285,116
 Shares of beneficial interest sold                                      5,330,960
 Closed foreign currency contracts                                       1,484,693
 Other                                                                      69,500
                                                                    --------------
 Total assets                                                        1,453,633,246

==================================================================================
 Liabilities

 Unrealized depreciation on foreign currency contracts                     682,057
----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $7,000,000 purchased
 on a when-issued basis)                                                14,684,174
 Shares of beneficial interest redeemed                                 14,284,795
 Dividends                                                               3,549,118
 Distribution and service plan fees                                        878,684
 Transfer and shareholder servicing agent fees                             421,482
 Trustees' compensation                                                      7,185
 Other                                                                     191,104
                                                                    --------------
 Total liabilities                                                      34,698,599

==================================================================================
 Net Assets                                                         $1,418,934,647
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                    $1,640,714,556
----------------------------------------------------------------------------------
 Undistributed net investment income                                     3,890,472
----------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
 currency transactions                                                 (47,364,333)
----------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies             (178,306,048)
                                                                    --------------
 Net Assets                                                         $1,418,934,647
                                                                    ==============


31 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on
 net assets of $672,817,285 and 61,183,106 shares of beneficial
 interest outstanding)                                                      $11.00
 Maximum offering price per share (net asset value plus sales
 charge of 4.75% of offering price)                                         $11.55
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per share
 (based on net assets of $534,308,747 and 48,644,828 shares of
 beneficial interest outstanding)                                           $10.98
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per share
 (based on net assets of $211,808,615 and 19,282,278 shares of
 beneficial interest outstanding)                                           $10.98

 See accompanying Notes to Financial Statements.


32 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000


==================================================================================
 Investment Income

 Interest (net of foreign withholding taxes of $9,086)                $150,875,600
----------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies                                                  8,196,177
 Affiliated companies                                                      902,660
                                                                      ------------
 Total income                                                          159,974,437

==================================================================================
 Expenses

 Management fees                                                         8,836,979
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,633,654
 Class B                                                                 5,344,685
 Class C                                                                 2,318,778
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                           2,167,556
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                96,159
----------------------------------------------------------------------------------
 Trustees' compensation                                                     35,149
----------------------------------------------------------------------------------
 Other                                                                     588,995
                                                                      ------------
 Total expenses                                                         21,021,955
 Less expenses paid indirectly                                             (36,016)
                                                                      ------------
 Net expenses                                                           20,985,939

==================================================================================
 Net Investment Income                                                 138,988,498

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                           (30,298,623)
 Closing of futures contracts                                           (1,235,438)
 Foreign currency transactions                                           2,052,009
                                                                      ------------
 Net realized loss                                                     (29,482,052)

----------------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                           (57,868,944)
 Translation of assets and liabilities denominated in foreign
 currencies                                                            (10,008,826)
                                                                      ------------
 Net change                                                            (67,877,770)
                                                                      ------------
 Net realized and unrealized loss                                      (97,359,822)

==================================================================================
 Net Increase in Net Assets Resulting from Operations                 $ 41,628,676
                                                                      ============

 See accompanying Notes to Financial Statements.



33 | OPPENHEIMER CHAMPION INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                      2000             1999
=====================================================================================
 Operations

 Net investment income                               $  138,988,498    $  117,592,700
-------------------------------------------------------------------------------------
 Net realized loss                                      (29,482,052)       (2,302,101)
-------------------------------------------------------------------------------------
 Net change in unrealized depreciation                  (67,877,770)      (31,609,616)
                                                     --------------------------------
 Net increase in net assets resulting
 from operations                                         41,628,676        83,680,983
=====================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                (68,261,573)      (58,066,835)
 Class B                                                (49,411,814)      (39,188,529)
 Class C                                                (21,319,152)      (20,334,122)
-------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                 (4,516,186)       (4,624,645)
 Class B                                                 (3,573,923)       (3,298,134)
 Class C                                                 (1,583,562)       (1,792,486)

=====================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                 48,104,208       123,346,795
 Class B                                                 43,255,033       157,938,895
 Class C                                                (23,677,453)       35,263,745

=====================================================================================
 Net Assets

 Total increase (decrease)                              (39,355,746)      272,925,667
-------------------------------------------------------------------------------------
 Beginning of period                                  1,458,290,393     1,185,364,726
                                                     --------------------------------
 End of period (including undistributed net
 investment income of $3,890,472 and $1,878,917,
 respectively)                                       $1,418,934,647    $1,458,290,393
                                                     ================================

 See accompanying Notes to Financial Statements.


34 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS


Class A       Year Ended September 30,          2000        1999        1998        1997        1996
========================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period         $11.84      $12.18      $13.49      $12.92      $12.47
--------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          1.15        1.10        1.09        1.15        1.15
 Net realized and unrealized gain (loss)        (.76)       (.25)      (1.11)        .57         .44
                                              ----------------------------------------------------------
 Total income (loss) from investment
 operations                                      .39         .85        (.02)       1.72        1.59
--------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (1.15)      (1.10)      (1.05)      (1.15)      (1.14)
 Tax return of capital distribution               --          --        (.04)         --          --
 Distributions from net realized gain           (.08)       (.09)       (.20)         --          --
                                              ----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                               (1.23)      (1.19)      (1.29)      (1.15)      (1.14)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $11.00      $11.84      $12.18      $13.49      $12.92
                                              ==========================================================

========================================================================================================
 Total Return, at Net Asset Value(1)            3.42%       7.15%      (0.49)%     13.96%      13.28%

========================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)   $672,817    $675,395    $572,354    $502,211    $359,208
--------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $681,335    $644,839    $567,689    $425,258    $305,638
--------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                         10.02%       9.01%       8.18%       8.75%       8.97%
 Expenses                                       1.05%       1.06%       1.06%(3)    1.10%(3)    1.17%(3)
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          34%         47%        100%        136%         95%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


35 | OPPENHEIMER CHAMPION INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B     Year Ended September 30,               2000            1999             1998            1997           1996(1)
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $11.83          $12.17           $13.48          $12.91         $12.47
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              1.06            1.01              .99            1.05           1.03
 Net realized and unrealized gain (loss)            (.77)           (.25)           (1.11)            .57            .44
----------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                          .29             .76             (.12)           1.62           1.47
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (1.06)          (1.01)            (.95)          (1.05)         (1.03)
 Tax return of capital distribution                   --              --             (.04)             --             --
 Distributions from net realized gain               (.08)           (.09)            (.20)             --             --
                                                  --------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (1.14)          (1.10)           (1.19)          (1.05)         (1.03)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $10.98          $11.83           $12.17          $13.48         $12.91
                                                  ==========================================================================

============================================================================================================================
 Total Return, at Net Asset Value(2)                2.54%           6.36%           (1.25)%         13.10%         12.20%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $534,309        $530,619         $388,572        $238,505        $82,052
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $534,106        $475,049         $326,804        $151,197        $33,189
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                              9.25%           8.25%            7.42%           7.89%          7.90%
 Expenses                                           1.80%           1.81%            1.81%(4)        1.86%(4)       1.97%(4)
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              34%             47%             100%            136%            95%



1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


See accompanying Notes to Financial Statements.


36 | OPPENHEIMER CHAMPION INCOME FUND

Class C     Year Ended September 30,                2000             1999           1998            1997            1996
============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period             $11.83           $12.17         $13.48          $12.91          $12.46
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              1.06             1.01            .99            1.05            1.06
 Net realized and unrealized gain (loss)            (.77)            (.25)         (1.11)            .57             .44
                                                  --------------------------------------------------------------------------
 Total income (loss) from investment
 operations                                          .29              .76           (.12)           1.62            1.50
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (1.06)           (1.01)          (.95)          (1.05)          (1.05)
 Tax return of capital distribution                   --               --           (.04)             --              --
 Distributions from net realized gain               (.08)            (.09)          (.20)             --              --
                                                  --------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (1.14)           (1.10)         (1.19)          (1.05)          (1.05)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $10.98           $11.83         $12.17          $13.48          $12.91
                                                  ==========================================================================

============================================================================================================================
 Total Return, at Net Asset Value(1)                2.52%            6.35%         (1.25)%         13.12%          12.44%

============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $211,809         $252,277       $224,439        $181,025        $112,945
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $230,954         $246,416       $210,338        $143,363        $ 89,416
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
----------------------------------------------------------------------------------------------------------------------------
 Net investment income                              9.23%            8.25%          7.42%           7.98%           8.19%
 Expenses                                           1.80%            1.81%          1.81%(3)        1.86%(3)        1.93%(3)
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              34%              47%           100%            136%             95%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


37 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high yield, lower rated fixed income securities that the Fund's investment Manager, OppenheimerFunds, Inc. (the Manager) believes not to involve undue risk.
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the notes' volatility relative to the principal of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of September 30, 2000, the market value of these securities comprised 2.1% of the Fund's net assets and resulted in unrealized gains of $73,184 at September 30, 2000. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


38 | OPPENHEIMER CHAMPION INCOME FUND

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $7,000,000.
     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2000, securities with an aggregate market value of $10,640,611, representing 0.75% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



39 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders.

As of September 30, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2008                   $19,623,850

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,015,596. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.


40 | OPPENHEIMER CHAMPION INCOME FUND

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                        Year Ended September 30, 2000    Year Ended September 30, 1999
                                Shares         Amount            Shares         Amount
--------------------------------------------------------------------------------------
 Class A
 Sold                       29,544,630  $ 339,392,312        27,319,607  $ 335,115,751
 Dividends and/or
 distributions reinvested    4,523,835     51,606,288         3,639,977     44,482,979
 Redeemed                  (29,909,682)  (342,894,392)      (20,932,674)  (256,251,935)
                           -----------------------------------------------------------
 Net increase                4,158,783  $  48,104,208        10,026,910  $ 123,346,795
                           ===========================================================

--------------------------------------------------------------------------------------
 Class B
 Sold                       14,972,628  $ 171,870,311        19,729,277  $ 241,233,572
 Dividends and/or
 distributions reinvested    2,880,099     32,832,346         2,215,843     27,048,739
 Redeemed                  (14,058,202)  (161,447,624)       (9,032,360)  (110,343,416)
                           -----------------------------------------------------------
 Net increase                3,794,525  $  43,255,033        12,912,760  $ 157,938,895
                           ===========================================================

--------------------------------------------------------------------------------------
 Class C
 Sold                        5,136,471  $ 58,990,167         8,758,433   $ 107,076,757
 Dividends and/or
 distributions reinvested    1,198,780    13,699,506         1,257,082      15,358,557
 Redeemed                   (8,375,534)  (96,367,126)       (7,141,459)    (87,171,569)
                           -----------------------------------------------------------
 Net increase (decrease)    (2,040,283) $(23,677,453)        2,874,056   $  35,263,745
                           ===========================================================

41 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $661,931,122 and $462,328,572, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,583,864,379 was:

 Gross unrealized appreciation    $  35,449,431
 Gross unrealized depreciation     (219,924,478)
                                  -------------
 Net unrealized depreciation      $(184,475,047)
                                  =============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% of the first $250 million of average annual net assets of the Fund, 0.65% of the next $250 million, 0.60% of the next $500 million and 0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.61%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate         Class A     Commissions       Commissions        Commissions
                       Front-End       Front-End      on Class A        on Class B         on Class C
                   Sales Charges   Sales Charges          Shares            Shares             Shares
                      on Class A     Retained by     Advanced by       Advanced by        Advanced by
 Year Ended               Shares     Distributor     Distributor(1)    Distributor(1)     Distributor(1)
--------------------------------------------------------------------------------------------------------
 September 30, 2000   $2,571,853        $718,418       $241,836         $5,294,841           $429,470

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                         Class A                       Class B                       Class C
                             Contingent Deferred           Contingent Deferred           Contingent Deferred
                                   Sales Charges                 Sales Charges                 Sales Charges
 Year Ended              Retained by Distributor       Retained by Distributor       Retained by Distributor
------------------------------------------------------------------------------------------------------------
 September 30, 2000                      $15,973                    $1,739,204                       $81,115

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


42 | OPPENHEIMER CHAMPION INCOME FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $1,633,654 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $100,318 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                               Distributor's     Distributor's
                                                                   Aggregate      Unreimbursed
                                                                Unreimbursed     Expenses as %
                        Total Payments     Amount Retained          Expenses     of Net Assets
                            Under Plan      by Distributor        Under Plan          of Class
----------------------------------------------------------------------------------------------
 Class B Plan               $5,344,685          $4,462,236       $21,923,173              4.10%
 Class C Plan                2,318,778           2,007,209         4,457,964              2.10


43 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 2000, the Fund had outstanding foreign currency contracts as follows:

                              Expiration         Contract    Valuation as of      Unrealized     Unrealized
 Contract Description               Date    Amounts (000s)    Sept. 30, 2000    Appreciation   Depreciation
-----------------------------------------------------------------------------------------------------------
 Contracts to Sell
 British Pound Sterling (gbp)    12/5/00         GBP24,345       $36,035,866        $     --      $ 682,057
 Canadian Dollar (cad)           11/1/00          CAD2,925         1,945,475          11,047             --
 Euro (eur)                      10/6/00         EUR16,555        14,614,158         314,313             --
                                                                                    -----------------------
 Total Unrealized Appreciation and Depreciation                                     $325,360       $682,057
                                                                                    =======================

================================================================================
6. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.



44 | OPPENHEIMER CHAMPION INCOME FUND

================================================================================
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
7. Illiquid or Restricted Securities
As of September 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2000, was $107,996,099, which represents 7.61% of the Fund's net assets, of which $15,882,539 is considered restricted. Information concerning restricted securities is as follows:

                                                                                             Valuation
                                                                                        Per Unit as of
 Security                                        Acquisition Date    Cost Per Unit      Sept. 30, 2000
------------------------------------------------------------------------------------------------------
 Bonds
 TAG Heuer International SA,
 12% Sr. Sub. Nts., 12/15/05                              8/13/96           105.75%             106.69%
 Trans World Airlines, Inc.,
 14% Lease Equipment Trust, 7/2/08                        3/19/98           101.00               83.00

 Stocks and Warrants
 Becker Gaming, Inc. Wts., Exp. 11/15/00                 11/18/93        $    2.00           $      --
 CGA Group Ltd., Series A                         6/17/97-6/28/00            25.00               25.00
 CGA Group Ltd. Wts., Exp. 6/16/07                        6/17/97               --                0.30
 Chesapeake Energy Corp.                                  6/27/00             5.83                5.32
 ECM Fund, LPI                                            4/14/92         1,000.00              876.25
 Forcenergy, Inc.                                         4/18/00            15.25               26.13
 World Access, Inc., Cv. Sr., Series D, Non-Vtg.          2/14/00         1,383.40              285.00

45 | OPPENHEIMER CHAMPION INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 2000.





46 | OPPENHEIMER CHAMPION INCOME FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Champion Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Champion Income Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.
     Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




 Deloitte & Touche LLP

 Denver, Colorado
 October 20, 2000


47 | OPPENHEIMER CHAMPION INCOME FUND

SHAREHOLDER MEETING  Unaudited

================================================================================
On October 12, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1
Election of Trustees


                                                              Withheld/       Broker
Nominee                                 For      Against        Abstain    Non-Votes        Total
-------------------------------------------------------------------------------------------------
Trustees
William L. Armstrong             62,298,825                   1,269,759                63,568,584
Robert G. Avis                   62,243,433                   1,325,151                63,568,584
George C. Bowen                  62,323,813                   1,244,771                63,568,584
Edward L. Cameron                62,334,570                   1,234,014                63,568,584
Jon S. Fossel                    62,319,189                   1,249,395                63,568,584
Sam Freedman                     62,315,712                   1,252,872                63,568,584
Raymond J. Kalinowski            62,172,322                   1,396,262                63,568,584
C. Howard Kast                   62,134,214                   1,434,370                63,568,584
Robert M. Kirchner               62,140,821                   1,427,763                63,568,584
Bridget A. Macaskill             62,290,823                   1,277,761                63,568,584
F. William Marshall              62,309,366                   1,259,218                63,568,584
James C. Swain                   62,307,325                   1,261,259                63,568,584

-------------------------------------------------------------------------------------------------
Proposal No. 2
Ratification  of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning October 1, 2000
                                 61,052,115      628,267      1,888,202                63,568,584

-------------------------------------------------------------------------------------------------
Proposal No. 3a
Approval to eliminate the Fund's fundamental policy on purchasing securities on margin and engaging in short sales
                                 43,655,064    4,962,211      2,802,366   12,148,943   63,568,584
Proposal No. 3b
Approval to eliminate the Fund's fundamental policy on investing in other investment companies
                                 45,274,353    3,333,881      2,811,408   12,148,942   63,568,584
Proposal No. 3c
Approval to eliminate the Fund's fundamental policy on the purchase and sale of futures contracts
                                 43,907,879    4,597,915      2,913,848   12,148,942   63,568,584
Proposal No. 3d
Approval to eliminate the Fund's fundamental policy on the types of put and call options that the Fund may purchase and sell
                                 44,019,113    4,309,549      3,090,980   12,148,942   63,568,584
Proposal No. 3e
Approval to eliminate the Fund's fundamental policy on writing put options on interest rate futures
                                 43,783,343    4,565,819      3,070,480   12,148,942   63,568,584
Proposal No. 3f
Approval to eliminate the Fund's fundamental policy on covered call writing
                                 43,938,808    4,206,816      3,274,018   12,148,942   63,568,584
Proposal No. 3g
Approval to eliminate the Fund's fundamental policy on investing in warrants and rights
                                 44,531,653    3,735,092      3,152,897   12,148,942   63,568,584
Proposal No. 3h
Approval to eliminate the Fund's fundamental policy on purchasing put or call options
                                 43,899,680    4,391,771      3,128,191   12,148,942   63,568,584


48 | OPPENHEIMER CHAMPION INCOME FUND

SHAREHOLDER MEETING  Unaudited/Continued

=================================================================================================

                                                              Withheld/       Broker
                                        For      Against        Abstain    Non-Votes        Total
-------------------------------------------------------------------------------------------------
Proposal No. 3i
Approval to eliminate the Fund's fundamental policy on writing put options on debt securities
                                 43,683,915    4,553,728      3,181,999   12,148,942   63,568,584

Proposal No. 3j
Approval to eliminate the Fund's fundamental policy on purchasing  securities of issuers in which officers or trustees have an interest
                                 43,219,260    5,398,194      2,802,188   12,148,942   63,568,584
Proposal No. 3k
Approval to eliminate the Fund's fundamental policy on investing in unseasoned issuers
                                 43,054,486    5,325,956      3,039,200   12,148,942   63,568,584
Proposal No. 3l
Approval to eliminate the Fund's fundamental policy on investing in a company for the purpose of acquiring control
                                 44,521,820    4,056,211      2,841,611   12,148,942   63,568,584
Proposal No. 3m
Approval to eliminate the Fund's fundamental policy on investing in mineral-related programs or leases
                                 44,902,485    3,566,051      2,951,106   12,148,942   63,568,584

-------------------------------------------------------------------------------------------------
Proposal No. 4
Approval of changes to four of the Fund's fundamental investment restrictions to permit the Fund to participate in an inter-fund lending arrangement
                                 44,629,312    3,675,668      3,114,662   12,148,942   63,568,584

-------------------------------------------------------------------------------------------------
Proposal No. 5
Approval to authorize the Trustees to adopt an Amended and Restated Declaration of Trust
                                 45,399,846    2,877,225      3,142,571   12,148,942   63,568,584

-------------------------------------------------------------------------------------------------
Proposal No. 6
Approval of the new Class C 12b-1 Distribution and Service Plan and Agreement
                                  6,629,035      453,522        506,948    2,284,216    9,873,721


49 | OPPENHEIMER CHAMPION INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $0.1644, $0.1571 and $0.1571 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 30, 1999, all of which was designated as ordinary income for federal income tax purposes.
     Dividends paid by the Fund during the fiscal year ended September 30, 2000, which are not designated as capital gain distributions should be multiplied by 6.29% to arrive at the net amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




50 | OPPENHEIMER CHAMPION INCOME FUND

OPPENHEIMER CHAMPION INCOME FUND

================================================================================
 Officers and Trustees     James C. Swain, Trustee and Chairman of the Board
                           Bridget A. Macaskill, Trustee and President
                           William L. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           George C. Bowen, Trustee
                           Edward L. Cameron, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           F. William Marshall, Trustee
                           David P. Negri, Vice President
                           Thomas P. Reedy, Vice President
                           Andrew J. Donohue, Vice President and Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor        OppenheimerFunds, Inc.

================================================================================
 Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

================================================================================
 Custodian of              The Bank of New York
 Portfolio Securities

================================================================================
 Independent Auditors      Deloitte & Touche LLP

================================================================================
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                           For more complete information about Oppenheimer Champion Income Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.



                           (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


51 | OPPENHEIMER CHAMPION INCOME FUND

OPPENHEIMERFUNDS FAMILY

===========================================================================================================

 Global Equity
                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
===========================================================================================================
 Equity
                        Stock                                 Stock & Bond
                        Emerging Technologies Fund            Main Street(R) Growth & Income Fund
                        Enterprise Fund                       Quest Opportunity Value Fund
                        Discovery Fund                        Total Return Fund
                        Main Street(R) Small Cap Fund         Quest Balanced Value Fund
                        Quest Small Cap Fund(1)               Capital Income Fund
                        MidCap Fund                           Multiple Strategies Fund
                        Main Street(R) Opportunity Fund       Disciplined Allocation Fund
                        Growth Fund                           Convertible Securities Fund
                        Capital Appreciation Fund
                        Large Cap Growth Fund                 Specialty
                        Disciplined Value Fund                Real Asset Fund(R)
                        Quest Capital Value Fund              Gold & Special Minerals Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
===========================================================================================================
 Fixed Income
                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund(2)                    Main Street(R) California Municipal Fund(2,3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund(2)
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund
===========================================================================================================
 Money Market(4)
                        Money Market Fund                     Cash Reserves

1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


52 | OPPENHEIMER CHAMPION INCOME FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to
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Internet
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
Ticker Symbols     Class A: OPCHX  Class B: OCHBX  Class C: OCHCX

1. At times this website may be inaccessible or its transaction feature may be unavailable.

RA0190.001.0900  November 29, 2000                     [LOGO]OppenheimerFunds(R)
                                                             Distributor, Inc.